Semiannual Report December 31, 2001


Municipal Closed-End
Exchange-Traded
           Funds


Dependable, tax-free income to help
     you keep more of what you earn.



Logo: Nuveen Investments



NEW JERSEY
NQJ
NNJ
NXJ

PENNSYLVANIA
NQP
NPY
NXM


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

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

Photo of: Timothy R. Schwertfeger
Chairman of the Board



Sidebar text: "A diversified portfolio can leave you well positioned to reduce overall investment risk."

In the aftermath of September 11, the financial markets have reacted with volatility and uncertainty as investors attempt to better understand how the U.S. and world economies are likely to perform in the months ahead. It's too soon to tell what the long-term impact will be on the markets or your Fund, but one thing that is increasingly clear to us is that a diversified portfolio that includes high quality municipal bonds can leave you well positioned to reduce overall investment volatility.

For example, during the period covered by this report, all of these Nuveen Funds continued to meet their primary objectives of providing attractive monthly income from a portfolio of high quality municipal bonds. Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Performance Overview sections of this report. I urge you to take the time to read them.

In addition to providing you with steady tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In turbulent times like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

For more than 100 years, Nuveen has specialized in offering quality investments such as these Nuveen Funds to those seeking to accumulate and preserve wealth and establish a lasting legacy. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you invest well and leave your mark for future generations. We thank you for continuing to choose Nuveen Investments as your partner as you work toward that goal.

Sincerely,


/s/Timothy R. Schwertfeger



Timothy R. Schwertfeger
Chairman of the Board

February 15, 2002



Sidebar text: "Today, perhaps more than ever, investors have the ability to make a lasting impact on their families and their world for generations to come."

Nuveen New Jersey and Pennsylvania Municipal Closed-End Exchange-Traded Funds (NQJ, NNJ, NXJ, NQP, NPY, NXM)

Portfolio Managers'
               Comments

Portfolio managers Tom Spalding and Tom O'Shaughnessy review economic and market conditions, key strategies, and recent Fund performance. A 25-year veteran of Nuveen, Tom Spalding assumed portfolio management responsibility for NQJ, NNJ and NXJ in March 2001. Tom O'Shaughnessy, who has been with Nuveen since 1983, has managed NQP since 1991 and NPY since 1995, and added NXM upon its inception in March 2001.


WHAT FACTORS HAD THE GREATEST INFLUENCE ON THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?
The two major forces at work during the twelve months ended December 31, 2001, were the continued slowdown in economic growth and the Federal Reserve's aggressive approach to easing short-term interest rates. While these two factors had a great impact over the entire period covered in this report, the tragic events of September 11 and their aftermath also have had a profound effect on the economy and the markets.

In January 2001, the Fed embarked on a series of interest rate cuts designed to stimulate the sluggish U.S. economy. As of December 31, 2001, the fed funds rate was 1.75%, its lowest level since 1961. The consensus among many market observers is that the Fed could decide to cut rates yet again if signs of a significant economic slowdown continue.

In the municipal market, the general environment of the past twelve months helped many fixed-income securities perform well. The Fed's interest rate cuts created favorable conditions for both new municipal issuance and refundings, resulting in the highest annual level of new municipal supply--$286.3 billion--since 1993, and an increase of 43% over 2000. On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, tax-free income, quality, and an alternative to a volatile stock market. In addition to individuals, institutional investors also were active buyers in the new issue market during 2001.

HOW WAS THE ECONOMIC AND MARKET ENVIRONMENT IN NEW JERSEY AND PENNSYLVANIA?
TOM SPALDING: During 2001, both the national recession and the events of September 11 impacted New Jersey, resulting in a general economic slowdown in the state. While repercussions from the terrorist attacks led to increased business costs and reduced productivity in some areas, particularly the transportation and telecommunications sectors, real estate markets in New Jersey benefited from the relocation of businesses from New York City. Overall, the state saw its unemployment number rise to 4.9% in December 2001, up significantly from the 3.8% a year earlier. While many expect the New Jersey economy to begin a rebound in 2002, collection of income and sales taxes could continue to slow, with some expecting the state to experience a budget deficit. During 2001, municipal issuance in New Jersey totaled $9.68 billion, up 13% from 2000. This relatively tight supply compared with national levels helped to boost the price of New Jersey bonds. In the aftermath of September 11, New Jersey's credit quality ratings of Aa1/AA+/AA+ were affirmed by the three major rating agencies.

TOM O'SHAUGHNESSY: Pennsylvania saw a much greater increase in municipal supply during 2001, with total issuance of $13.2 billion, up almost 100% over 2000 levels. However, issuance was not evenly distributed throughout the year. The market experienced a large influx of supply in November and December in particular. In October 2001, Moody's upgraded Pennsylvania debt to Aa2 from Aa3, while both Standard & Poor's and Fitch maintained their AA ratings. Over the past twelve months, the commonwealth experienced economic slowing in several sectors, including retail trade, service industries, and construction. The Pennsylvania economy, with its high concentration of manufacturing jobs, has also been particularly hard-hit by the national recession in that sector. As of December 2001, Pennsylvania's unemployment rate was 5.1%, up from 4.4% in December 2000 but below the December 2001 national average of 5.8%. Despite a slowdown in the overall economy, the presence of a highly skilled workforce enabled per capita income levels in Pennsylvania to remain above national averages during 2001. However, aging demographics, weakness in manufacturing, and a relatively low concentration of high-growth industries could limit Pennsylvania's prospects for long-term growth.

HOW DID THE NUVEEN FUNDS FOR NEW JERSEY AND PENNSYLVANIA PERFORM OVER THE PAST TWELVE MONTHS?
For the year ended December 31, 2001, the four older Nuveen Municipal Closed-End Exchange-Traded Funds covered in this report produced total annual returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the Lehman Brothers Municipal Bond Index1 and relevant Lipper Peer Groups2 are also presented.

                                         TOTAL RETURN         LEHMAN      LIPPER
                     MARKET YIELD              ON NAV  TOTAL RETURN1    AVERAGE2
--------------------------------------------------------------------------------
                                               1 YEAR         1 YEAR      1 YEAR
                             TAXABLE-           ENDED          ENDED       ENDED
             12/31/01     EQUIVALENT3        12/31/01       12/31/01    12/31/01
--------------------------------------------------------------------------------
NQJ             6.00%           9.23%           4.50%          5.13%       5.18%
--------------------------------------------------------------------------------
NNJ             5.70%           8.77%           5.25%          5.13%       5.18%
--------------------------------------------------------------------------------
NXJ             5.83%           8.97%              NA              -           -
--------------------------------------------------------------------------------
NQP             6.12%           9.07%           3.06%          5.13%       4.59%
--------------------------------------------------------------------------------
NPY             6.18%           9.16%           6.34%          5.13%       4.59%
--------------------------------------------------------------------------------
NXM             5.86%           8.68%              NA              -           -
--------------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

Over the past twelve months, the Fed's change in interest rate easing, combined with favorable market technicals, created a generally positive total return environment for municipal bonds. During the last two months of 2001, however, amid mixed signals about the potential strength of an economic recovery, bond market volatility increased, pushing municipal yields higher and eroding some of the gains made during the year. During 2001, the performance of these Nuveen Funds was influenced by market activity as well as by portfolio structure, including duration,4 and individual holdings.

HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES? With the Fed's move to a policy of interest rate easing during 2001, the dividend-payment capabilities of these Funds benefited from the use of leverage, a strategy that can potentially enhance the dividends paid to common shareholders. This benefit is tied in part to the short-term rates these leveraged Funds pay their MuniPreferred(R) shareholders. For example, declining short-term rates can enable the Funds to reduce the amount of income they pay preferred shareholders, which can leave more earnings to support common share dividends.

During the year ended December 31, 2001, steady or falling short-term interest rates enabled us to implement four dividend increases in NPY and three increases in NNJ. Leverage also helped us maintain the dividends of NQJ over the past 38 months and of NQP for the past 19 months. NXJ and NXM, which were introduced in March 2001, began paying regular monthly dividends on schedule in June and are currently providing very attractive levels of tax-free income to shareholders. In coming months, the lower rates currently offered by municipal securities with shorter maturities may continue to benefit these Funds by further reducing the amount paid to MuniPreferred shareholders. However, this could be offset to some degree by the effect of bond calls on higher-yielding securities, especially if refundings increase as the result of lower rates. The level of short-term rates, the number of bond calls, and the interest rates at which we can reinvest the proceeds of any calls will all influence the dividends of these Nuveen Funds over the next twelve months.

Over the past year, as the stock market remained volatile and the bond market continued to perform well, many investors turned to tax-free fixed-income investments as a way to add balance to their portfolios and reduce overall risk (see the charts on the individual Performance Overview pages). As investors recognized the opportunity offered by these Funds, increased demand caused the discount (share price below NAV) on NQP to move to a premium (share price above
NAV), while the discounts on NNJ and NPY narrowed significantly. NQJ continued to trade at a premium over the past twelve months. The two newer Funds - NXJ and NXM - also benefited from strong demand since their introductions in March 2001 and finished December trading at a premium.



1 The Funds' performances are compared with that of the Lehman Brothers Municipal Bond Index, a national unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of NQJ and NNJ are compared with the average annualized return of the eight funds in the Lipper New Jersey Municipal Debt Funds category, while the total returns of NQP and NPY are compared with the average annualized return of the nine funds in the Lipper Pennsylvania Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 30.5% plus the applicable state income tax rate. The combined federal and state tax rates used in this report are as follows: New Jersey 35% and Pennsylvania 32.5%.

4 Duration is a measure of a fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE NUVEEN FUNDS DURING THE YEAR ENDED DECEMBER 31, 2001?
Over the past twelve months, we focused on finding attractive bonds with the potential to support the Funds' long-term dividend-payment capabilities, enhance total return potential, and add value and diversification. Among the sectors where we found value were those regarded as providers of essential services, including healthcare, education, and water and sewer bonds.

Looking specifically at the Nuveen New Jersey Funds, tighter supply in the New Jersey market kept trading activity relatively low over the past twelve months. As bonds were called from NQJ and NNJ, we purchased some territorial credits, with Puerto Rico bonds offering particularly attractive yields. We may replace these territorial bonds in NQJ and NNJ as well as in NXJ with in-state paper if and when New Jersey issuance improves and provides more attractive options.

The New Jersey Funds also had some exposure to issues and sectors affected by the events of September 11, including bonds issued by the Port Authority of New York and New Jersey, the owner of the World Trade Center, and by the New Jersey Economic Development Authority for a Continental Airlines project at Newark Airport. Although the majority of these bonds experienced a decline immediately after the terrorist attacks, their valuations have since improved. Many of these holdings were insured and, in general, have not impacted the Funds' performance. The destruction of the World Trade Center was covered to a large degree by insurance and reserves, and the Port Authority's financial strength and the diverse scope of its operations should help to ease the financial burden precipitated by September 11. While Standard & Poor's placed major air carriers and North American airports on credit watch following September 11, Moody's current median rating for airports is A2, which is solidly investment grade. The federal government's commitment to the air transportation sector was demonstrated by the approval of a $15 billion airline aid package of grants and loan guarantees. Overall, airline traffic appears to be improving, and we continue to be positive about the long-term prospects of this sector.

In Pennsylvania, we took advantage of increased issuance in the state's municipal market to sell some bonds approaching call dates from the portfolios of NQP and NPY. We reinvested the proceeds in credits that we believed would improve the structure and diversification of these two Funds. The ample supply of Pennsylvania bonds over the past twelve months also ensured that we were able to invest the new NXM Fund in attractive, quality bonds. Overall, our focus was on keeping the Pennsylvania Funds fully invested and adding bonds that would help the Funds achieve a balance between their dividend and total return objectives. We found many of these bonds in the essential services sectors, purchasing high-quality issues with attractive yields from smaller school districts, water and sewer facilities, and transportation projects. While we also added several BBB issues to NXM over the past six months in order to enhance its yield potential, we plan to gradually reduce our allocation to this credit sector across all three Funds through attrition and sales in order to gravitate to higher quality issues.

All of the New Jersey and Pennsylvania Funds continue to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 70% in NXM to 88% in NQP as of December 31, 2001. All of the Funds also had a portion of their assets invested in BBB and non-rated bonds, which serve to enhance the Funds' income streams. The allocations to this credit sector ranged from 3% in NNJ to 21% in NXM.

In terms of bond calls, NNJ, NXJ, NQP, and NXM offer excellent levels of call protection in 2002 and 2003, with call exposure ranging from 1% in NXJ to 18% in NNJ over the next 24 months. NQJ, which marked the ten-year anniversary of its inception in 2001, and NPY, which reaches that point in 2003, are both facing that part of their life cycles that often are associated with increased call activity. These two Funds could potentially see as much as 29-33% of their portfolios called in 2002 and 2003. The number of actual calls experienced by the Funds will depend largely on market interest rates over this time.

In general, we believe the call exposure of all of these Funds is very manageable, and we foresee no problems in working through it. Given the current level of rates and the scarcity of supply in the New Jersey municipal market, our general approach in the New Jersey Funds has been to hold higher-yielding bonds as long as possible to help support the Funds' dividends, while we look for attractive replacement opportunities. Higher supply in Pennsylvania, on the other hand, has enabled us to take advantage of the attractive rates being paid on the short end of the curve to sell our pre-refunded holdings before they are called from our portfolios. This approach also allows us to trade when we find interesting replacement opportunities (e.g., higher- yielding, longer call protection), rather than being locked into market offerings on a specific date.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THESE NUVEEN FUNDS IN PARTICULAR?
In general, our outlook for the fixed-income markets over the next twelve months remains positive. While the long-term economic effects of September 11 are still being determined, we think the U.S. economy appears to be headed for a recovery, although it may be one characterized by a slower pace of growth. We think inflation and interest rates will remain low over the near term. Nationally, new municipal issuance should continue to be strong, and we expect to see issuance in New Jersey and Pennsylvania approximately at 2001 levels. At the same time, demand for tax-exempt municipal bonds should remain robust, as investors continue to look for ways to rebalance their portfolios and reduce risk.

In New Jersey, one of the developments we will be watching in 2002 is the state's recent adoption of a $1.1 billion plan to refinance solid-waste facility revenue bonds issued by a number of New Jersey counties in the early 1990s. The plan calls for the refinanced debt to be issued by the New Jersey Economic Development Authority, with the counties and state splitting debt service payments. This should alleviate the problems encountered by the counties when the revenue from operation of the solid-waste facilities was insufficient to cover the debt service on previously issued bonds. To fill the gap, New Jersey has been making emergency payments of up to $70 million annually to the counties. The restructuring, which we anticipate will be completed by early fall 2002, will benefit each of the Nuveen New Jersey Funds by improving the credit quality of our solid-waste facility holdings, which we think will result in improving prices for these securities. The state is also expected to benefit, with estimated savings of $95 million in financing costs.

We also continue to keep tabs on the consequences of the federal government's decision to discontinue the 30-year Treasury bond. This action removed one of the pricing benchmarks for the municipal market, which could result in some pricing uncertainty and create more opportunities to add value for shareholders. Overall, we continue to carefully monitor the fixed-income markets, especially those sectors that were directly impacted by the events of September 11 or that would be affected by any further deceleration in the economy. We believe the Nuveen Funds covered in this report are currently well diversified and well positioned for the market environment ahead, and we will continue to respond to events as appropriate.

Over the next six months, we plan to remain focused on strategies that add value for our shareholders, provide support for the Funds' dividends and total returns, and fully utilize Nuveen's experience and research expertise to adjust to any shifts in market conditions. One of our priorities will be managing portfolio structure, including duration and credit quality, to strategically position the Funds for a potential economic recovery. We will also continue to work to improve call protection, especially in NQJ and NPY, and to find bonds with the potential to enhance the Funds' total returns. One of our areas of focus in this regard will be the essential services sectors. Overall, we believe the Nuveen Funds for New Jersey and Pennsylvania will continue to play an important role in investors' long-range financial programs, providing balance and diversification, dependable tax-free income, quality investments, and a measure of security in uncertain times such as these.

Nuveen New Jersey Investment Quality Municipal Fund, Inc.

Performance
   Overview As of December 31, 2001

NQJ
Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed        67%
AA                         14%
A                           9%
BBB                         4%
NR                          3%
Other                       3%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.30
--------------------------------------------------
Net Asset Value                             $14.77
--------------------------------------------------
Market Yield                                 6.00%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.63%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.23%
--------------------------------------------------
Fund Net Assets ($000)                    $459,715
--------------------------------------------------
Average Effective Maturity (Years)           19.51
--------------------------------------------------
Leverage-Adjusted Duration                    9.16
--------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 2/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         2.66%         4.50%
--------------------------------------------------
5-Year                         5.95%         5.55%
--------------------------------------------------
10-Year                        6.42%         6.83%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Transportation                                 21%
--------------------------------------------------
Housing/Multifamily                            11%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------
Tax Obligation/General                         10%
--------------------------------------------------
Tax Obligation/Limited                          9%
--------------------------------------------------



Bar Chart:
2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE

1/01              0.0765
2/01              0.0765
3/01              0.0765
4/01              0.0765
5/01              0.0765
6/01              0.0765
7/01              0.0765
8/01              0.0765
9/01              0.0765
10/01             0.0765
11/01             0.0765
12/01             0.0765

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
1/01/01                 16.0000000
                        15.9399996
                        16.0000000
                        15.5000000
                        15.5600004
                        15.8500004
                        15.6499996
                        15.5799999
                        15.2900000
                        15.5400000
                        15.1599998
                        14.6499996
                        14.8299999
                        14.9399996
                        14.7900000
                        14.9700003
                        14.9600000
                        14.9899998
                        15.0600004
                        15.1499996
                        15.1700001
                        15.3199997
                        15.4399996
                        15.4799995
                        15.4399996
                        15.5000000
                        15.5799999
                        15.5500002
                        15.5299997
                        15.3800001
                        15.5500002
                        15.8400002
                        15.7100000
                        15.8999996
                        16.0000000
                        16.0000000
                        15.9700003
                        15.2399998
                        15.9399996
                        15.8999996
                        15.7200003
                        15.7700005
                        15.8199997
                        16.0000000
                        15.9399996
                        15.7700005
                        15.7500000
                        15.8199997
                        15.3500004
                        15.3800001
                        15.0900002
12/31/01                15.2399998


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

Nuveen New Jersey Premium Income Municipal Fund, Inc.

Performance
   Overview As of December 31, 2001



NNJ

Pie Chart:
CREDIT QUALITY

AAA/U.S. Guaranteed        68%
AA                         10%
A                          18%
NR                          3%
Other                       1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.85
--------------------------------------------------
Net Asset Value                             $15.15
--------------------------------------------------
Market Yield                                 5.70%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.20%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.77%
--------------------------------------------------
Fund Net Assets ($000)                    $273,642
--------------------------------------------------
Average Effective Maturity (Years)           15.69
--------------------------------------------------
Leverage-Adjusted Duration                    9.23
--------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 12/92)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         8.17%         5.25%
--------------------------------------------------
5-Year                         7.89%         6.60%
--------------------------------------------------
Since Inception                5.78%         6.63%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Transportation                                 23%
--------------------------------------------------
Tax Obligation/Limited                         15%
--------------------------------------------------
Water and Sewer                                10%
--------------------------------------------------
Education and Civic Organizations              10%
--------------------------------------------------
Housing/Multifamily                             9%
--------------------------------------------------


Bar Chart:
2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
1/01              0.0675
2/01              0.0675
3/01              0.0685
4/01              0.0685
5/01              0.0685
6/01              0.0695
7/01              0.0695
8/01              0.0695
9/01              0.0695
10/01             0.0695
11/01             0.0695
12/01             0.0705


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
1/01/01                 15.0000000
                        15.1899996
                        15.1300001
                        14.8800001
                        15.3599997
                        15.4799995
                        15.2500000
                        15.1300001
                        14.9300003
                        15.0299997
                        14.7100000
                        14.1499996
                        14.3900003
                        14.7600002
                        14.5799999
                        14.8000002
                        14.9099998
                        15.0600004
                        14.9099998
                        15.0299997
                        14.7500000
                        14.6199999
                        14.7200003
                        14.8599997
                        15.0000000
                        15.1899996
                        15.2600002
                        15.0500002
                        15.1099997
                        14.9200001
                        15.1300001
                        15.3800001
                        15.4799995
                        15.4700003
                        15.4899998
                        15.4499998
                        15.4499998
                        14.6899996
                        15.4200001
                        15.3000002
                        15.2200003
                        15.0000000
                        15.2500000
                        15.4499998
                        15.6899996
                        15.1700001
                        15.0900002
                        15.5000000
                        15.1400003
                        14.8400002
                        14.7900000
12/31/01                14.8400002


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

Nuveen New Jersey Dividend Advantage Municipal Fund

Performance
   Overview As of December 31, 2001


NXJ

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed        64%
AA                          8%
A                          18%
BBB                         4%
Other                       6%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.61
--------------------------------------------------
Net Asset Value                             $13.83
--------------------------------------------------
Market Yield                                 5.83%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.39%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.97%
--------------------------------------------------
Fund Net Assets ($000)                    $138,517
--------------------------------------------------
Average Effective Maturity (Years)           26.34
--------------------------------------------------
Leverage-Adjusted Duration                   16.68
--------------------------------------------------

TOTAL RETURN  (Inception 3/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception2               1.14%         0.39%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Healthcare                                     23%
--------------------------------------------------
Water and Sewer                                17%
--------------------------------------------------
Transportation                                 16%
--------------------------------------------------
Tax Obligation/General                         15%
--------------------------------------------------
Education and Civic Organizations              11%
--------------------------------------------------

Bar Chart:
2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
5/01              0.071
6/01              0.071
7/01              0.071
8/01              0.071
9/01              0.071
10/01             0.071
11/01             0.071
12/01             0.071



Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
3/30/01                 15.0600004
                        15.0900002
                        15.0100002
                        15.0900002
                        15.3000002
                        15.1899996
                        15.2100000
                        15.1499996
                        15.0299997
                        14.9899998
                        14.9700003
                        14.9300003
                        14.9499998
                        14.9899998
                        15.0699997
                        14.9799995
                        14.9499998
                        14.9300003
                        14.9799995
                        15.0600004
                        15.0299997
                        15.0799999
                        15.1000004
                        14.8900003
                        14.9600000
                        14.7900000
                        14.9300003
                        15.0299997
                        14.8000002
                        15.0400000
                        14.9799995
                        15.1000004
                        15.1999998
                        15.0000000
                        15.1000004
                        15.0600004
                        15.0200005
                        14.9899998
                        14.8100004
12/31/01                14.7500000


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

2    Cumulative Total Return.

Nuveen Pennsylvania Investment Quality Municipal Fund

Performance
   Overview As of December 31, 2001

NQP

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed        68%
AA                         20%
A                           8%
BBB                         3%
Other                       1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.90
--------------------------------------------------
Net Asset Value                             $14.33
--------------------------------------------------
Market Yield                                 6.12%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.81%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.07%
--------------------------------------------------
Fund Net Assets ($000)                    $364,139
--------------------------------------------------
Average Effective Maturity (Years)           22.40
--------------------------------------------------
Leverage-Adjusted Duration                   15.47
--------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 2/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        15.07%         3.06%
--------------------------------------------------
5-Year                         5.00%         4.47%
--------------------------------------------------
10-Year                        5.81%         6.61%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         19%
--------------------------------------------------
Water and Sewer                                13%
--------------------------------------------------
Tax Obligation/Limited                         13%
--------------------------------------------------
Education and Civic Organizations              13%
--------------------------------------------------
Housing/Single Family                          10%
--------------------------------------------------


Bar Chart:

2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
1/01                  0.076
2/01                  0.076
3/01                  0.076
4/01                  0.076
5/01                  0.076
6/01                  0.076
7/01                  0.076
8/01                  0.076
9/01                  0.076
10/01                 0.076
11/01                 0.076
12/01                 0.076



Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
1/01/01                 14.8800001
                        15.2500000
                        15.1899996
                        15.3100004
                        15.1499996
                        15.0400000
                        15.0200005
                        15.0500002
                        15.1499996
                        15.3599997
                        15.2500000
                        14.8999996
                        14.6599998
                        15.0400000
                        14.8800001
                        14.8800001
                        15.1899996
                        15.0200005
                        15.1999998
                        15.2500000
                        15.0000000
                        15.1199999
                        15.1199999
                        15.0900002
                        15.1700001
                        15.1300001
                        15.2100000
                        15.2700005
                        15.2700005
                        15.3000002
                        15.2799997
                        15.6899996
                        15.7100000
                        15.5500002
                        15.9499998
                        16.1000004
                        16.0400009
                        14.6599998
                        15.1000004
                        15.8000002
                        15.3999996
                        15.5100002
                        15.6000004
                        15.6199999
                        15.7399998
                        15.4700003
                        15.3800001
                        15.3000002
                        15.2500000
                        14.8000002
                        14.4700003
12/31/01                14.8999996


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 32.5%.

Nuveen Pennsylvania Premium Income Municipal Fund 2

Performance
   Overview As of December 31, 2001

NPY

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed           74%
AA                             8%
A                              6%
BBB                            7%
NR                             4%
Other                          1%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.07
--------------------------------------------------
Net Asset Value                             $14.49
--------------------------------------------------
Market Yield                                 6.18%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.89%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.16%
--------------------------------------------------
Fund Net Assets ($000)                    $346,338
--------------------------------------------------
Average Effective Maturity (Years)           17.97
--------------------------------------------------
Leverage-Adjusted Duration                   10.58
--------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 3/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        15.33%         6.34%
--------------------------------------------------
5-Year                         8.62%         6.28%
--------------------------------------------------
Since Inception                5.29%         6.07%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
U.S.Guaranteed                                 17%
--------------------------------------------------
Utilities                                      12%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------
Water and Sewer                                11%
--------------------------------------------------
Education and Civic Organizations              10%
--------------------------------------------------


Bar Chart:
2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
1/01                   0.065
2/01                   0.065
3/01                  0.0665
4/01                  0.0665
5/01                  0.0665
6/01                  0.0685
7/01                  0.0685
8/01                  0.0685
9/01                  0.0705
10/01                 0.0705
11/01                 0.0705
12/01                 0.0725


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
1/01/01                 13.5000000
                        13.6899996
                        13.6300001
                        13.6300001
                        13.6499996
                        13.5400000
                        13.5200005
                        13.5299997
                        13.8999996
                        13.6499996
                        13.5500002
                        13.5500002
                        13.2700005
                        13.5200005
                        13.5900002
                        13.8000002
                        13.6400003
                        13.6499996
                        13.3699999
                        13.5100002
                        13.4499998
                        13.5500002
                        13.7399998
                        13.8299999
                        13.7299995
                        13.8699999
                        13.9499998
                        13.8299999
                        13.8500004
                        13.7399998
                        13.8800001
                        14.1800003
                        14.1000004
                        14.2200003
                        14.1400003
                        14.4499998
                        14.6499996
                        13.6499996
                        14.2500000
                        14.6499996
                        14.5200005
                        14.3900003
                        14.4700003
                        14.3599997
                        14.6999998
                        14.4399996
                        14.2500000
                        14.1099997
                        14.0699997
                        13.8999996
                        13.8500004
12/31/01                13.9300003


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 32.5%.

Nuveen Pennsylvania Dividend Advantage Municipal Fund

Performance
   Overview As of December 31, 2001

NXM

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed        56%
AA                         14%
A                           9%
BBB                        18%
NR                          3%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.85
--------------------------------------------------
Net Asset Value                             $14.39
--------------------------------------------------
Market Yield                                 5.86%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.43%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.68%
--------------------------------------------------
Fund Net Assets ($000)                     $72,420
--------------------------------------------------
Average Effective Maturity (Years)           26.99
--------------------------------------------------
Leverage-Adjusted Duration                   18.68
--------------------------------------------------

TOTAL RETURN  (Inception 3/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception2               3.02%         4.51%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Education and Civic Organizations              20%
--------------------------------------------------
Tax Obligation/General                         17%
--------------------------------------------------
Healthcare                                     15%
--------------------------------------------------
Tax Obligation/Limited                         14%
--------------------------------------------------
Transportation                                 11%
--------------------------------------------------


Bar Chart:
2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE3
5/01                   0.0725
6/01                   0.0725
7/01                   0.0725
8/01                   0.0725
9/01                   0.0725
10/01                  0.0725
11/01                  0.0725
12/01                  0.0725


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
3/30/01                 15.1000004
                        15.0500002
                        15.1499996
                        15.3299999
                        15.0000000
                        15.0000000
                        15.0100002
                        15.0000000
                        15.0900002
                        14.9600000
                        14.8000002
                        14.6599998
                        14.6700001
                        14.4899998
                        14.7100000
                        14.8699999
                        14.8999996
                        14.7500000
                        14.9300003
                        15.2299995
                        15.0100002
                        15.0799999
                        15.1000004
                        15.0799999
                        15.0799999
                        14.5500002
                        14.5000000
                        14.9200001
                        14.8999996
                        14.6499996
                        14.7200003
                        15.0500002
                        15.5000000
                        14.9899998
                        15.1199999
                        15.3400002
                        15.2200003
                        14.8900003
                        14.5500002
12/31/01                14.8199997


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 32.5%.

2    Cumulative Total Return.

3 The Fund also paid shareholders a capital gains distribution in December 2001 of $0.0126 per share.

Shareholder
       Meeting Report

The Shareholder Meeting was held in Chicago, Illinois on December 19, 2001.

                                                          NQJ                                                   NNJ
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE DIRECTORS WAS
  REACHED AS FOLLOWS:
                                               Preferred   Preferred   Preferred                    Preferred  Preferred   Preferred
                                      Common      Shares      Shares      Shares           Common      Shares     Shares      Shares
                                      Shares    Series-M   Series-TH    Series-F           Shares    Series-T   Series-W   Series-TH
====================================================================================================================================
Robert P. Bremner
   For                            18,257,454       2,871       1,976       1,278       11,105,808         611      1,328       1,349
   Withhold                          133,746          21           5           1           62,429           2         39           2
------------------------------------------------------------------------------------------------------------------------------------
   Total                          18,391,200       2,892       1,981       1,279       11,168,237         613      1,367       1,351
====================================================================================================================================
Lawrence H. Brown
   For                            18,252,217       2,871       1,976       1,278       11,111,506         611      1,328       1,349
   Withhold                          138,983          21           5           1           56,731           2         39           2
------------------------------------------------------------------------------------------------------------------------------------
   Total                          18,391,200       2,892       1,981       1,279       11,168,237         613      1,367       1,351
====================================================================================================================================
Anne E. Impellizzeri
   For                            18,238,021       2,871       1,976       1,278       11,101,699         611      1,328       1,349
   Withhold                          153,179          21           5           1           66,538           2         39           2
------------------------------------------------------------------------------------------------------------------------------------
   Total                          18,391,200       2,892       1,981       1,279       11,168,237         613      1,367       1,351
====================================================================================================================================
Peter R. Sawers
   For                            18,258,279       2,871       1,976       1,278       11,110,724         611      1,328       1,349
   Withhold                          132,921          21           5           1           57,513           2         39           2
------------------------------------------------------------------------------------------------------------------------------------
   Total                          18,391,200       2,892       1,981       1,279       11,168,237         613      1,367       1,351
====================================================================================================================================
Judith M. Stockdale
   For                            18,247,557       2,871       1,976       1,278       11,107,025         611      1,328       1,349
   Withhold                          143,643          21           5           1           61,212           2         39           2
------------------------------------------------------------------------------------------------------------------------------------
   Total                          18,391,200       2,892       1,981       1,279       11,168,237         613      1,367       1,351
====================================================================================================================================
William J. Schneider
   For                                    --       2,871       1,976       1,278               --         611      1,328       1,349
   Withhold                               --          21           5           1               --           2         39           2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                  --       2,892       1,981       1,279               --         613      1,367       1,351
====================================================================================================================================
Timothy R. Schwertfeger
   For                                    --       2,871       1,976       1,278               --         611      1,328       1,349
   Withhold                               --          21           5           1               --           2         39           2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                  --       2,892       1,981       1,279               --         613      1,367       1,351
====================================================================================================================================

Shareholder
           Meeting Report (continued)
                                                          NQP                                              NPY
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE TRUSTEES WAS
  REACHED AS FOLLOWS:
                                               Preferred   Preferred   Preferred                    Preferred  Preferred   Preferred
                                      Common      Shares      Shares      Shares           Common      Shares     Shares      Shares
                                      Shares    Series-T    Series-W   Series-TH           Shares    Series-M  Series-TH    Series-F
====================================================================================================================================
Robert P. Bremner
   For                            14,315,207         840       2,282       1,874       14,378,911         836      1,869       1,678
   Withhold                          116,983          --          11           2           83,667           2         14           1
------------------------------------------------------------------------------------------------------------------------------------
   Total                          14,432,190         840       2,293       1,876       14,462,578         838      1,883       1,679
====================================================================================================================================
Lawrence H. Brown
   For                            14,295,041         840       2,283       1,874       14,363,230         836      1,869       1,679
   Withhold                          137,149          --          10           2           99,348           2         14          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                          14,432,190         840       2,293       1,876       14,462,578         838      1,883       1,679
====================================================================================================================================
Anne E. Impellizzeri
   For                            14,270,764         840       2,283       1,874       14,359,486         836      1,869       1,679
   Withhold                          161,426          --          10           2          103,092           2         14          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                          14,432,190         840       2,293       1,876       14,462,578         838      1,883       1,679
====================================================================================================================================
Peter R. Sawers
   For                            14,292,060         840       2,274       1,874       14,360,175         826      1,869       1,679
   Withhold                          140,130          --          19           2          102,403          12         14          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                          14,432,190         840       2,293       1,876       14,462,578         838      1,883       1,679
====================================================================================================================================
Judith M. Stockdale
   For                            14,296,102         840       2,273       1,874       14,361,572         836      1,869       1,678
   Withhold                          136,088          --          20           2          101,006           2         14           1
------------------------------------------------------------------------------------------------------------------------------------
   Total                          14,432,190         840       2,293       1,876       14,462,578         838      1,883       1,679
====================================================================================================================================
William J. Schneider
   For                                    --         840       2,282       1,874               --         826      1,869       1,678
   Withhold                               --          --          11           2               --          12         14           1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                  --         840       2,293       1,876               --         838      1,883       1,679
====================================================================================================================================
Timothy R. Schwertfeger
   For                                    --         840       2,283       1,874               --         836      1,869       1,679
   Withhold                               --          --          10           2               --           2         14          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                  --         840       2,293       1,876               --         838      1,883       1,679
====================================================================================================================================


                    Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)
                    Portfolio of
                            Investments December 31, 2001 (Unaudited)

    PRINCIPAL                                                                              OPTIONAL       CALL                MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 1.4%

$       6,250   Salem County Pollution Control Financing Authority, New Jersey, Waste   5/02 at 102       AA-         $    6,380,938
                 Disposal Revenue Bonds (E.I. du Pont de Nemours and Company -
                 Chambers Works Project), 1991 Series A, 6.500%,
                 11/15/21 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.4%

        6,220   The Children's Trust Fund, Puerto Rico, Tobacco Settlement              7/10 at 100       Aa3              6,463,451
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 6.6%

        4,390   New Jersey Higher Educational Student Assistance Authority,             6/10 at 101       AAA              4,672,277
                 Student Loan Revenue Bonds, 2000 Series A, 6.125%, 6/01/17
                 (Alternative Minimum Tax)

        2,865   New Jersey Economic Development Authority, School Revenue Bonds         2/08 at 101       N/R              2,793,260
                 (Gill/St. Bernard School), Series 1998, 6.000%, 2/01/25

                New Jersey Educational Facilities Authority, Revenue Bonds, \
                 Saint Peters College Issue, 1998 Series B:
        1,000    5.375%, 7/01/18                                                        7/08 at 102       BBB                967,090
        1,750    5.500%, 7/01/27                                                        7/08 at 102       BBB              1,679,423

        1,250   New Jersey Educational Facilities Authority, Revenue Refunding          7/08 at 101       AAA              1,226,350
                 Bonds (Seton Hall University Project), 1998 Series F, 5.000%, 7/01/21

        1,000   New Jersey Educational Facilities Authority, Revenue Bonds (Ramapo      7/11 at 100       AAA                967,800
                 College of New Jersey), Series 2001D, 5.000%, 7/01/31

                New Jersey Educational Facilities Authority, Revenue Bonds (New
                Jersey Institute of Technology), Series 2001G:
        1,000    5.250%, 7/01/20                                                        7/11 at 100       AAA              1,009,310
        1,945    5.250%, 7/01/21                                                        7/11 at 100       AAA              1,961,649

           85   New Jersey Higher Educational Assistance Authority, Senior Student      7/03 at 100       N/R                 86,831
                 Loan Revenue Bonds, 1991 Series A, 7.200%, 7/01/09 (Alternative
                 Minimum Tax)

        5,955   New Jersey Higher Educational Assistance Authority, Student Loan        6/07 at 102       AAA              6,240,542
                 Revenue Bonds (New Jersey  Class Loan Program), Series 1997A,
                 5.800%, 6/01/16 (Alternative Minimum Tax)

        4,235   Puerto Rico Industrial, Educational, Medical and Environmental          9/11 at 100       BBB              4,140,729
                 Control Facilities Financing Authority, Higher Education Revenue
                 Bonds (University of the Sacred Heart Project), Series 2001,
                 5.250%, 9/01/21

        1,725   Rutgers, The State University of New Jersey, Revenue Refunding          5/02 at 102        AA              1,783,719
                 Bonds, 1992 Series A, 6.500%, 5/01/18

        2,900   Rutgers, The State University of New Jersey, University Revenue         5/02 at 102        AA              3,009,823
                 Refunding Bonds, 1992 Series R, 6.500%, 5/01/13

------------------------------------------------------------------------------------------------------------------------------------
                ENERGY - 1.8%

        8,000   Middlesex County Pollution Control Financing Authority, New Jersey,    12/02 at 102       N/R              8,156,880
                 Pollution Control Revenue Refunding Bonds (Amerada Hess
                 Corporation Project), Series 1992, 6.875%, 12/01/22

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 11.0%

        2,070   New Jersey Healthcare Facilities Financing Authority, Revenue           1/02 at 102       AAA              2,137,275
                 Bonds (Robert Wood Johnson University Hospital), Series B,
                 6.625%, 7/01/16

        4,350   New Jersey Healthcare Facilities Financing Authority, Revenue Bonds,    1/02 at 102       AAA              4,457,793
                 Mercer Medical Center Issue, Series 1991, 6.500%, 7/01/10

                New Jersey Healthcare Facilities Financing Authority, Refunding
                Revenue Bonds, Atlantic City Medical Center Issue, Series C:
        3,600    6.800%, 7/01/05                                                        7/02 at 102        A-              3,746,268
        2,800    6.800%, 7/01/11                                                        7/02 at 102        A-              2,913,764

                    Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ) (continued)
                           Portfolio of Investments December 31, 2001 (Unaudited)
    PRINCIPAL                                                                              OPTIONAL       CALL                MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       2,535   New Jersey Healthcare Facilities Financing Authority, Revenue Bonds,    7/03 at 102      Baa2         $    2,542,098
                 Deborah Heart and Lung Center Issue, Series 1993, 6.200%, 7/01/13

        6,150   New Jersey Healthcare Facilities Financing Authority, FHA-Insured       8/11 at 100       AAA              5,867,961
                 Mortgage Revenue Bonds, Jersey   Medical Center Issue,
                 Series 2001, 5.000%, 8/01/41

        3,000   New Jersey Healthcare Facilities Financing Authority, Revenue           7/11 at 100        A3              2,895,720
                 Bonds (Kennedy Health System), Series 2001, 5.500%, 7/01/21

        2,155   New Jersey Healthcare Facilities Financing Authority, Revenue          No Opt. Call       AAA              2,321,151
                 Bonds (Kennedy Health System Obligated Group), Series 1998B,
                 5.750%, 7/01/05

                New Jersey Health Facilities Financing Authority, Revenue Bonds
                (Robert Wood Johnson University Hospital), Series 2000:
        3,850    5.750%, 7/01/25                                                        7/10 at 100        A+              3,950,139
        2,000    5.750%, 7/01/31                                                        7/10 at 100        A+              2,034,260

        4,320   New Jersey Healthcare Facilities Financing Authority, Revenue           7/08 at 101       Aaa              4,222,627
                 and Refunding Bonds (Saint Barnabas Medical Center/West
                 Hudson Hospital Obligated Group), Series 1998A, 5.000%, 7/01/23

        5,040   New Jersey Health Facilities Financing Authority, Revenue Bonds,        7/10 at 100       AAA              5,074,171
                 The Society of the Valley Obligated Group Issue, Series 2000,
                 5.375%, 7/01/31

        2,000   New Jersey Health Facilities Financing Authority, Revenue Bonds,        7/10 at 100       BBB              2,109,760
                 Saint Peter's University Hospital Issue, Series 2000A, 6.875%, 7/01/20

        1,030   New Jersey Healthcare Facilities Financing Authority, Revenue           7/02 at 102      Baa3              1,055,678
                 Bonds, Palisades Medical Center Obligated Group Issue,
                 Series 1992, 7.500%, 7/01/06

        3,500   New Jersey Healthcare Facilities Financing Authority, Revenue Bonds,    7/09 at 101       AAA              3,477,320
                 Meridian Health System Obligated Group Issue, Series 1999,
                 5.250%, 7/01/29

        2,000   City of Newark, New Jersey, Healthcare Facility Revenue Bonds           6/12 at 102       Aaa              1,943,540
                 (GNMA Collateralized - New Community  Urban Renewal
                 Corporation), Series 2001A, 5.200%, 6/01/30

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 11.1%

        3,790   Hudson County Improvement Authority, New Jersey, Multifamily            6/04 at 100        AA              3,892,785
                 Housing Revenue Bonds (Conduit Financing - Observer Park
                 Project), Series 1992A, 6.900%, 6/01/22 (Alternative Minimum Tax)

        1,255   City of Long Branch Housing Finance Corporation, New Jersey,            4/02 at 100       N/R              1,260,999
                 Section 8 Assisted Housing Revenue Bonds (Washington Manor
                 Associates Ltd. - 1980 Elderly Project), 10.000%, 10/01/11

       12,000   New Jersey Housing and Mortgage Finance Agency, Multifamily             5/02 at 102       AAA             12,260,760
                 Housing Revenue Refunding Bonds (Presidential Plaza at
                 Newport Project - FHA-Insured Mortgages), 1991 Series 1,
                 7.000%, 5/01/30

        4,500   New Jersey Housing and Mortgage Finance Agency, Multifamily             5/05 at 102       AAA              4,686,660
                 Housing Revenue Bonds, 1995 Series A, 6.000%, 11/01/14

        4,500   New Jersey Housing and Mortgage Finance Agency, Multifamily             5/06 at 102       AAA              4,682,925
                 Housing Revenue Bonds, 1996 Series A, 6.250%, 5/01/28
                 (Alternative Minimum Tax)

                New Jersey Housing and Mortgage Finance Agency, Section 8 Bonds,
                1991 Series A:
        3,000    6.800%, 11/01/05                                                       5/02 at 102       AA-              3,063,240
        2,500    6.900%, 11/01/07                                                       5/02 at 102       AA-              2,552,925
        4,700    6.950%, 11/01/08                                                       5/02 at 102       AA-              4,799,687
        1,000    7.100%, 11/01/11                                                       5/02 at 102       AA-              1,021,330

        9,650   New Jersey Housing and Mortgage Finance Agency, Housing                 5/02 at 102        A+              9,919,428
                 Revenue Bonds, 1992 Series A, 6.950%, 11/01/13

          100   New Jersey Housing and Mortgage Finance Agency, Housing Revenue        11/02 at 102        A+                103,741
                 Refunding Bonds, 1992 Series One, 6.700%, 11/01/28

        2,743   City of Newark Housing Authority, New Jersey, Housing Revenue          10/09 at 102       Aaa              2,878,660
                 Bonds (GNMA Collateralized - Fairview Apartments Project),
                 2000 Series A, 6.400%, 10/20/34 (Alternative Minimum Tax)

    PRINCIPAL                                                                              OPTIONAL       CALL                MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.0%

$       2,990   New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue      4/02 at 101       AAA         $    3,011,528
                 Bonds, 1990 Series F-2, 6.300%, 4/01/25 (Alternative Minimum Tax)

        2,580   New Jersey Housing and Mortgage Finance Agency, Home               10/05 at 101 1/2       AAA              2,680,414
                 Buyer Revenue Bonds, 1995 Series O, 6.350%, 10/01/27
                 (Alternative Minimum Tax)

        4,415   New Jersey Housing and Mortgage Finance Agency, Home                4/07 at 101 1/2       AAA              4,567,715
                 Buyer Revenue Bonds, 1996 Series S, 6.050%, 10/01/28
                 (Alternative Minimum Tax)

       10,000   New Jersey Housing and Mortgage Finance Agency, Home               10/07 at 101 1/2       AAA             10,320,500
                  Buyer Revenue Bonds, 1997 Series U, 5.850%, 4/01/29
                 (Alternative Minimum Tax)

       10,325   New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue     10/10 at 100       AAA             10,532,533
                 Bonds, 2000 Series CC, 5.875%, 10/01/31 (Alternative Minimum Tax)

        3,000   Puerto Rico Housing Finance Corporation, Home Mortgage Revenue          6/11 at 100       AAA              2,943,960
                 Bonds (Mortgage-Backed Securities), 2001 Series A,
                 5.200%, 12/01/33

        3,000   Puerto Rico Housing Finance Corporation, Home Mortgage Revenue          6/11 at 100       AAA              2,950,020
                 Bonds (Mortgage-Backed Securities), 2001 Series B, 5.300%, 12/01/28

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.2%

                New Jersey Healthcare Facilities Financing Authority, Healthcare
                Facilities Revenue Bonds, The House of the Good Shepherd
                Obligated Group Issue, Series 2001:
        1,000    5.100%, 7/01/21                                                        7/11 at 100        AA                977,650
        1,500    5.200%, 7/01/31                                                        7/11 at 100        AA              1,457,055

        3,000   New Jersey Economic Development Authority, GNMA Collateralized         12/11 at 103       Aaa              2,906,070
                 Mortgage Revenue Bonds (Victoria Health Corporation Project),
                 Series 2001A, 5.200%, 12/20/36

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 9.7%

        1,110   Township of East Brunswick, Middlesex County, New Jersey,               4/03 at 101       Aa2              1,124,153
                 General Obligation Refunding Bonds, Series 1993, 5.125%, 4/01/13

                Essex County, New Jersey, General Obligation Refunding Bonds of
                1996, Series A-1:
        3,000    6.000%, 11/15/07                                                      No Opt. Call       Aaa              3,317,370
        1,000    5.000%, 11/15/11                                                      11/07 at 101       Aaa              1,028,030

        2,320   City of Hoboken, New Jersey, Fiscal Year Adjustment General            No Opt. Call       AAA              2,823,858
                 Obligation Bonds, Series 1991, 8.900%, 8/01/06

        3,675   Jersey City, Hudson County, New Jersey, Fiscal Year Adjustment         No Opt. Call       AAA              4,356,676
                 Bonds, Series 1991B, 8.400%, 5/15/06

                The Board of Education of the Township of Middleton, Monmouth
                County, New Jersey, Refunding School Bonds:
        3,500    5.000%, 8/01/22                                                        8/10 at 100       AAA              3,462,165
        1,500    5.000%, 8/01/27                                                        8/10 at 100       AAA              1,465,020

        1,000   Monmouth County Improvement Authority, New Jersey, Revenue              7/07 at 101       AAA              1,050,900
                 Bonds (Howell Township Board of Education Project), Series 1997,
                 5.800%, 7/15/17

        2,000   Town of Morristown, Morris County, New Jersey, General Obligation       8/05 at 102       AAA              2,218,400
                 Refunding Bonds, Series 1995, 6.500%, 8/01/19

        5,000   State of New Jersey, General Obligation Bonds, Various Series,      8/02 at 101 1/2       AA+              5,212,750
                 6.375%, 8/01/11

                State of New Jersey, General Obligation Bonds, Series D:
        4,000    5.750%, 2/15/06                                                       No Opt. Call       AA+              4,334,520
        5,000    6.000%, 2/15/11                                                       No Opt. Call       AA+              5,567,650

        5,000   Commonwealth of Puerto Rico, Public Improvement Refunding           7/05 at 101 1/2       AAA              5,516,800
                 Obligation Bonds of 1995, 5.750%, 7/01/24

        2,000   Commonwealth of Puerto Rico, General Obligation Bonds, Public           7/11 at 100       AAA              1,979,300
                 Improvement Refunding Series 2001, 5.125%, 7/01/30

          900   Township of West Deptford, Gloucester County, New Jersey, General       3/06 at 102       AAA                924,480
                 Obligation Bonds, Series 1996, 5.250%, 3/01/14

                    Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ) (continued)
                           Portfolio of Investments December 31, 2001 (Unaudited)
    PRINCIPAL                                                                              OPTIONAL       CALL                MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 9.1%

$       3,320   Atlantic County Improvement Authority, New Jersey, Egg Harbor          11/10 at 100       Aaa         $    3,368,870
                 Township Guaranteed Revenue Bonds (Egg Harbor Township Golf
                 Corporation Project), Series 2000, 5.400%, 11/01/30

       10,000   Essex County Improvement Authority, New Jersey, General Obligation     10/10 at 100       Aaa             10,763,200
                 Guaranteed Lease Revenue Bonds (County Correctional Facility
                 Project), Series 2000, 6.000%, 10/01/25

        2,535   The Board of Education of the Township of Mansfield, Warren County,     3/06 at 102       AAA              2,705,124
                  New Jersey, Certificates of Participation, 5.900%, 3/01/15

        1,500   Middlesex County, New Jersey, Certificates of Participation,            8/11 at 100       AAA              1,462,620
                 Series 2001, 5.000%, 8/01/31

        4,000   New Jersey Economic Development Authority, Lease Revenue               11/08 at 101       Aaa              3,726,400
                 Bonds (Bergen County Administration Complex), Series 1998,
                 4.750%, 11/15/26

        2,045   New Jersey Sports and Exposition Authority, State Contract Bonds,       3/02 at 102        AA              2,098,661
                 1992 Series A, 6.500%, 3/01/19

        5,670   New Jersey Transportation Trust Fund Authority, Transportation         12/11 at 100       AAA              5,574,971
                 System Bonds, 2001 Series B, 5.000%, 12/15/21 (WI, settling 1/07/02)

        1,895   Municipal Utility Authority of the Township of North Bergen,           No Opt. Call       AAA              2,336,668
                 New Jersey, Sewer Revenue Refunding Bonds, Series 1993,
                 7.875%, 12/15/09

        1,250   Ocean County Utilities Authority, New Jersey, Wastewater Revenue        1/11 at 101       Aa1              1,245,238
                 Bonds, Refunding Series 2000, 5.000%, 1/01/18

        4,000   Passaic Valley Sewerage Commissioners, New Jersey, Sewer System        12/02 at 102       AAA              4,097,520
                 Bonds, Series D, 5.800%, 12/01/18

        1,180   Municipal Utilities Authority of the Township of Raritan (Secured       5/02 at 102        A+              1,210,786
                 by a Service Contract with the Township of Raritan), Hunterdon
                 County, New Jersey, Revenue Bonds, Series 1992 (Bank Qualified),
                 6.450%, 5/01/12

          845   South Toms River Sewerage Authority, Ocean County, New Jersey,         11/02 at 102       N/R                876,747
                 Sewer Refunding Revenue Bonds, Series 1992 (Bank-Qualified),
                 7.400%, 11/01/05

        2,000   The Board of Education of the Township of West Orange, Essex           10/09 at 101       Aaa              2,152,000
                 County, New Jersey, Certificates of Participation,
                 6.000%, 10/01/24

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 20.5%

        3,275   Delaware River and Bay Authority, New Jersey and Delaware,              1/10 at 101       AAA              3,440,813
                 Revenue Bonds, Series 2000A, 5.750%, 1/01/29

        2,960   Delaware River Port Authority, New Jersey and Pennsylvania,             1/12 at 100       AAA              2,937,504
                 Port District Project Revenue Refunding Bonds, Series 2001A,
                 5.200%, 1/01/27 (DD, settling 1/02/02)

        7,000   Delaware River Port Authority, New Jersey and Pennsylvania,             1/06 at 102       AAA              7,108,850
                 Revenue Bonds, Series 1995, 5.500%, 1/01/26

        3,500   Delaware River Port Authority, New Jersey and Pennsylvania,             1/10 at 100       AAA              3,665,480
                 Revenue Bonds, Series 1999, 5.750%, 1/01/22

        3,000   New Jersey Economic Development Authority, Economic Development         5/02 at 102        BB              2,679,120
                 Bonds (American Airlines, Inc. Project), 7.100%, 11/01/31
                  (Alternative Minimum Tax)

        3,000   New Jersey Highway Authority, Senior Parkway Revenue and Refunding      1/10 at 101       AA-              3,111,480
                 Bonds (Garden State Parkway), 1999 Series, 5.625%, 1/01/30

                New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1991C:
        9,000    6.500%, 1/01/08                                                       No Opt. Call       AAA             10,105,560
        2,100    6.500%, 1/01/16                                                       No Opt. Call        A-              2,417,898

                New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2000A:
        9,275    5.500%, 1/01/25                                                        1/10 at 100       AAA              9,482,575
       10,000    5.500%, 1/01/27                                                        1/10 at 100        A-             10,177,900
        2,000    5.500%, 1/01/30                                                        1/10 at 100       AAA              2,043,460

        3,150   The Port Authority of New York and New Jersey, Consolidated Bonds,      7/04 at 101       AA-              3,234,263
                 Ninety-Fifth Series, 6.125%, 7/15/29 (Alternative Minimum Tax)

        4,300   The Port Authority of New York and New Jersey, Special Project Bonds    6/02 at 102       BB+              4,246,465
                 (Delta Air Lines, Inc. Project - LaGuardia Airport Passenger
                 Terminal), Series 1R, 6.950%, 6/01/08

        3,930   The Port Authority of New York and New Jersey, Consolidated Bonds,      7/08 at 101       AA-              3,667,122
                 One Hundred Twenty Second Series, 5.125%, 1/15/36
                 (Alternative Minimum Tax)

    PRINCIPAL                                                                              OPTIONAL       CALL                MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

$       6,850   The Port Authority of New York and New Jersey, Consolidated Bonds,     10/07 at 101       AAA         $    6,906,239
                 One Hundred Twenty First Series, 5.375%, 10/15/35

                The Port Authority of New York and New Jersey, Special Project
                Bonds (JFK International Air Terminal LLC Project), Series 6:
        6,605    5.750%, 12/01/22 (Alternative Minimum Tax)                            12/07 at 102       AAA              6,822,833
       12,130    5.750%, 12/01/25 (Alternative Minimum Tax)                            12/07 at 100       AAA             12,431,309

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 5.4%

        7,000   Bergen County Utilities Authority, New Jersey, 1992 Water Pollution     6/02 at 102       AAA              7,297,080
                 Control System Revenue Bonds, Series A, 6.500%, 12/15/12
                 (Pre-refunded to 6/15/02)

          500   Mercer County Improvement Authority, New Jersey, Revenue Bonds         12/03 at 102    Aa2***                543,675
                 (Library System), Series A, 6.000%,  12/01/14 (Pre-refunded to 12/01/03)

          760   Middlesex County, New Jersey, Certificates of Participation,            2/04 at 101       AAA                819,181
                 Series 1994, 6.125%, 2/15/19 (Pre-refunded to 2/15/04)

        5,600   New Jersey Economic Development Authority, Lease Rental Bonds           3/02 at 102       AAA              5,772,480
                 (Liberty State Park Project), 1992 Series, 6.800%, 3/15/22
                 (Pre-refunded to 3/15/02)

        1,590   New Jersey Healthcare Facilities Financing Authority, Revenue           7/02 at 102   Baa3***              1,644,839
                 Bonds, Palisades Medical Center Obligated Group Issue,
                 Series 1992, 7.500%, 7/01/06 (Pre-refunded to 7/01/02)

          400   New Jersey Sports and Exposition Authority, State Contract Bonds,       3/02 at 102       AAA                411,308
                 1992 Series A, 6.500%, 3/01/19 (Pre-refunded to 3/01/02)

          600   Passaic Valley Water Commission, New Jersey, 1992 Water Supply         12/02 at 102       AAA                638,214
                 System Revenue Bonds, Series A, 6.400%, 12/15/22 (Pre-refunded to 12/15/02)

        7,500   Puerto Rico Infrastructure Financing Authority, Special Obligation     10/10 at 101       AAA              7,735,125
                 Bonds, 2000 Series A, 5.500%, 10/01/34

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.4%

        3,700   Camden County Pollution Control Financing Authority, New Jersey,        6/02 at 102        B2              3,554,479
                 Solid Waste Disposal and Resource Recovery System Revenue
                 Bonds, Series 1991B, 7.500%, 12/01/09 (Alternative
                 Minimum Tax)

        3,500   Camden County Pollution Control Financing Authority, New Jersey,        6/02 at 102        B2              3,367,665
                 Solid Waste Disposal and Resource Recovery System Revenue
                 Bonds, Series 1991A, 7.500%, 12/01/10 (Alternative
                 Minimum Tax)

          400   New Jersey Economic Development Authority, Fixed Rate Pollution         1/02 at 103        A2                416,540
                 Control Revenue Bonds (Jersey Central Power and Light Company
                 Project), 1985 Series, 7.100%, 7/01/15

        5,950   Puerto Rico Electric Power Authority, Power Revenue Refunding       7/09 at 101 1/2       AAA              6,280,106
                 Bonds, Series FF, 5.250%, 7/01/13

        5,000   Puerto Rico Electric Power Authority, Power Revenue Refunding          No Opt. Call       AAA              5,788,750
                 Bonds, Series Y, 7.000%, 7/01/07

        2,500   Salem County Pollution Control Financing Authority, New Jersey,         4/12 at 101      Baa1              2,438,600
                 Pollution Control Revenue Refunding Bonds (PSEG Power LLC
                 Project), 2001 Series A, 5.750%, 4/01/31 (Alternative Minimum Tax)

        3,000   Union County Utilities Authority, New Jersey, Solid Waste Facility      6/08 at 101       AAA              2,865,119
                 Senior Lease Revenue Bonds (Ogden Martin Systems of Union,
                 Inc. Lessee), Series 1998A, 5.000%, 6/01/23
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 5.9%

                Cape May County Municipal Utilities Authority, New Jersey, Sewer
                Revenue Refunding Bonds, Series 1992-A:
        2,000    6.000%, 1/01/11                                                        1/03 at 102       AAA              2,116,379
        7,600    5.750%, 1/01/16                                                        1/03 at 102       AAA              7,953,855

        3,000   Jersey City Municipal Utilities Authority, Hudson County,               7/08 at 102       AAA              2,969,099
                 New Jersey, Sewer Revenue Bonds, Series 2001A-2,
                 5.200%, 7/15/21 (Alternative Minimum Tax)

        7,500   New Jersey Economic Development Authority, Water Facilities             5/06 at 102       AAA              7,833,149
                 Revenue Bonds (New Jersey-American Water Company),
                 Series 1996, 6.000%, 5/01/36 (Alternative Minimum Tax)


                    Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ) (continued)
                           Portfolio of Investments December 31, 2001 (Unaudited)
    PRINCIPAL                                                                              OPTIONAL       CALL                MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       6,250   New Jersey Economic Development Authority, Water Facilities             7/08 at 102       AAA         $    6,048,062
                 Revenue Bonds (New Jersey-American Water Company, Inc.
                 Project), Series 1998A, 5.250%, 7/01/38 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$     440,188   Total Investments (cost $440,376,688) - 98.5%                                                            452,733,635
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                       6,981,361
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $  459,714,996
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a delayed delivery basis.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                    Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)
                    Portfolio of
                            Investments December 31, 2001 (Unaudited)

    PRINCIPAL                                                                              OPTIONAL       CALL                MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 0.3%

$         710   New Jersey Economic Development Authority, Economic Growth             12/03 at 102       Aa3         $      737,860
                 Bonds, Composite Issue, 1992 Second Series T, 5.300%, 12/01/07
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.4%

        6,220   The Children's Trust Fund, Puerto Rico, Tobacco Settlement              7/10 at 100       Aa3              6,463,451
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 9.6%

                New Jersey Higher Educational Student Assistance Authority,
                Student Loan Revenue Bonds, 2000 Series A:
        3,180    5.700%, 6/01/08 (Alternative Minimum Tax)                             No Opt. Call       AAA              3,414,302
        2,140    6.000%, 6/01/15 (Alternative Minimum Tax)                              6/10 at 101       AAA              2,280,855

        3,280   New Jersey Economic Development Authority, Economic Development        No Opt. Call       N/R              3,596,159
                  Bonds (Yeshiva Ktana of Passaic 1992 Project), 8.000%, 9/15/18

        2,965   New Jersey Economic Development Authority, School Revenue Bonds         2/08 at 101       N/R              2,890,756
                 (Gill/St. Bernard School), Series 1998, 6.000%, 2/01/25

          680   New Jersey Educational Facilities Authority, Revenue Bonds,             1/02 at 100         A                683,278
                 Trenton State College Issue, Series 1976D, 6.750%, 7/01/08

        2,095   New Jersey Educational Facilities Authority, Refunding Revenue          7/02 at 102       AAA              2,178,402
                 Bonds, Trenton State College Issue, Series 1992E, 6.000%, 7/01/09

        1,000   New Jersey Educational Facilities Authority, Revenue Bonds,             7/04 at 102       AAA              1,062,410
                 New Jersey Institute of Technology Issue, Series 1994A,
                 6.000%, 7/01/24

        3,330   New Jersey Educational Facilities Authority, Revenue Bonds              7/06 at 101       AAA              3,459,504
                 (Montclair State University - Dormitory/Cafeteria Facility),
                 Series 1996-C, 5.400%, 7/01/12

        2,500   New Jersey Educational Facilities Authority, Revenue Bonds              7/10 at 100       AAA              2,597,100
                 (Princeton University), Series 2000E, 5.500%, 7/01/17

          545   New Jersey Higher Educational Assistance Authority, Student Loan        7/02 at 102        A+                558,707
                 Revenue Bonds (New Jersey Class Loan Program), 1992 Series A,
                 6.125%, 7/01/09 (Alternative Minimum Tax)

        3,640   New Jersey Higher Educational Assistance Authority, Student             6/09 at 101       AAA              3,643,858
                 Loan Revenue Bonds, 1999 Series A, 5.250%, 6/01/18 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 7.0%

                New Jersey Healthcare Facilities Financing Authority, Revenue
                Bonds, Dover General Hospital and Medical Center Issue, Series
                1994:
        1,015    7.000%, 7/01/03                                                       No Opt. Call       AAA              1,081,452
          800    7.000%, 7/01/04                                                       No Opt. Call       AAA                875,408

        3,500   New Jersey Healthcare Facilities Financing Authority, Revenue           7/11 at 100        A3              3,361,505
                 Bonds (Kennedy Health System), Series 2001, 5.625%, 7/01/31

        2,900   New Jersey Healthcare Facilities Financing Authority, Revenue           1/10 at 101        A3              2,969,803
                 Bonds, Hackensack University Medical Center Issue,
                 Series 2000, 6.000%, 1/01/34

        2,000   New Jersey Health Facilities Financing Authority, Revenue Bonds,        7/10 at 100       AAA              2,120,600
                 The Society of the Valley Obligated Group Issue, Series 2000,
                 5.750%, 7/01/15

        1,800   New Jersey Healthcare Facilities Financing Authority, Revenue           7/09 at 101       AAA              1,917,522
                 Bonds, Meridian Health System Obligated Group Issue,
                 Series 1999, 5.625%, 7/01/12 (DD, settling 1/02/02)

        7,000   Puerto Rico Industrial, Medical, Educational and Environmental         12/03 at 103        A2              6,900,670
                 Pollution Control Facilities Financing Authority, Industrial Revenue
                 Bonds (American Home Products Corporation),
                 1983 Series A, 5.100%, 12/01/18


             Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ) (continued)
                    Portfolio of Investments December 31, 2001 (Unaudited)
    PRINCIPAL                                                                              OPTIONAL       CALL                MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 9.4%

$         755   City of Long Branch Housing Finance Corporation, New Jersey,            4/02 at 100       N/R         $      758,609
                 Section 8 Assisted Housing Revenue Bonds (Washington
                 Manor Associates Ltd. - 1980 Elderly Project), 10.000%, 10/01/11

        4,000   New Jersey Housing and Mortgage Finance Agency, Multifamily             5/02 at 102       AAA              4,086,920
                 Housing Revenue Refunding Bonds (Presidential Plaza at
                 Newport Project - FHA-Insured Mortgages), 1991 Series 1,
                 7.000%, 5/01/30

        2,875   New Jersey Housing and Mortgage Finance Agency, Multifamily             5/05 at 102       AAA              2,994,255
                 Housing Revenue Bonds, 1995 Series A, 6.000%, 11/01/14

        7,000   New Jersey Housing and Mortgage Finance Agency, Multifamily        11/07 at 101 1/2       AAA              7,044,450
                 Housing Revenue Bonds, 1997 Series A, 5.550%, 5/01/27
                 (Alternative Minimum Tax)

                New Jersey Housing and Mortgage Finance Agency, Housing Revenue
                Bonds, 1992 Series A:
        2,365    6.700%, 5/01/05                                                        5/02 at 102        A+              2,436,376
        8,000    6.950%, 11/01/13                                                       5/02 at 102        A+              8,223,360

          135   New Jersey Housing and Mortgage Finance Agency, Housing Revenue        11/02 at 102        A+                140,050
                  Refunding Bonds, 1992 Series One, 6.700%, 11/01/28

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.8%

        1,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer         10/05 at 101 1/2       AAA              1,037,680
                 Revenue Bonds, 1995 Series O, 6.300%, 10/01/23
                 (Alternative Minimum Tax)

          525   New Jersey Housing and Mortgage Finance Agency, Home Buyer          4/06 at 101 1/2       AAA                543,307
                 Revenue Bonds, 1996 Series P, 5.650%, 4/01/14

        6,130   New Jersey Housing and Mortgage Finance Agency, Home Buyer          4/07 at 101 1/2       AAA              6,342,037
                 Revenue Bonds, 1996 Series S, 6.050%, 10/01/28 (Alternative
                 Minimum Tax)

                New Jersey Housing and Mortgage Finance Agency, Home Buyer
                Revenue Bonds, 1997 Series U:
        1,965    5.700%, 10/01/14 (Alternative Minimum Tax)                        10/07 at 101 1/2       AAA              2,060,538
        1,500    5.850%, 4/01/29 (Alternative Minimum Tax)                         10/07 at 101 1/2       AAA              1,548,075

        1,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer         10/08 at 101 1/2       AAA              1,000,880
                 Program Bonds, 1998 Series X, 5.350%, 4/01/29 (Alternative
                 Minimum Tax)

          500   New Jersey Housing and Mortgage Finance Agency, Home Buyer             No Opt. Call       AAA                509,635
                 Revenue Bonds, 2000 Series CC, 4.600%, 10/01/09

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.2%

        3,255   New Jersey Economic Development Authority, Revenue Bonds                4/03 at 103        A+              3,392,166
                 (Morris Hall/St. Lawrence, Inc.  \ Project), Series 1993A,
                 6.150%, 4/01/13

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 7.5%

        2,460   The Board of Education of Freehold Regional High School District,      No Opt. Call       AAA              2,489,889
                 Monmouth County, New Jersey, School District Refunding Bonds,
                 Series 2001, 5.000%, 3/01/17

                State of New Jersey, General Obligation Bonds, Series D:
        2,760    5.750%, 2/15/06                                                       No Opt. Call       AA+              2,990,819
        4,000    5.800%, 2/15/07                                                       No Opt. Call       AA+              4,356,560
        2,500    6.000%, 2/15/11                                                       No Opt. Call       AA+              2,783,825
        1,560    6.000%, 2/15/13                                                       No Opt. Call       AA+              1,747,372

        4,000   Passaic County, New Jersey, General Improvement Refunding              No Opt. Call       AAA              4,189,640
                 Bonds, Series 1993, 5.125%, 9/01/12

        1,800   The Township of Woodbridge, Middlesex County, New Jersey,               7/09 at 102       Aaa              1,831,320
                 Sewer Utility Bonds, Series 1999, 5.300%, 7/01/20

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 15.2%

        1,275   Camden County Improvement Authority, New Jersey, County                10/05 at 102       AAA              1,345,240
                 Guaranteed Lease Revenue Bonds, Series 1995, 5.625%, 10/01/15

        1,000   Hudson County Improvement Authority, New Jersey,  Utility System    1/08 at 101 1/2       AAA              1,009,780
                 Revenue Bonds (Harrison Franchise Acquisition Project),
                 Series 1997, 5.350%, 1/01/27

        2,250   New Jersey Building Authority, State Building Revenue Bonds,            6/10 at 100        AA              2,249,933
                 Series 2000A, 5.125%, 6/15/20

        2,000   New Jersey Economic Development Authority, Lease Revenue               11/08 at 101       Aaa              1,863,200
                 Bonds (Bergen County Administration Complex), Series 1998,
                 4.750%, 11/15/26

    PRINCIPAL                                                                              OPTIONAL       CALL                MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,000   New Jersey Economic Development Authority, Revenue Bonds                8/03 at 102       AAA         $    1,062,600
                 (Public Schools Small Project Loan Program), Series 1993,
                 5.400%, 8/15/12

        1,500   New Jersey Economic Development Authority, Market Transition           No Opt. Call       AAA              1,642,905
                 Facility Senior Lien Revenue Bonds, Series 1994A, 7.000%, 7/01/04

        2,000   New Jersey Transit Corporation, Federal Transit Administration          9/09 at 100       AAA              2,187,020
                 Grants, Certificates of Participation, Series 2000A, 6.125%, 9/15/15

                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, 1995 Series A:
          500    5.500%, 6/15/12                                                        6/05 at 102       AAA                537,780
        5,000    5.000%, 6/15/15                                                        6/05 at 102       AAA              5,031,900

        1,100   New Jersey Transportation Trust Fund Authority, Transportation          6/05 at 102       AAA              1,136,014
                 System Bonds, 1995 Series B, 5.500%, 6/15/15

        2,025   New Jersey Transportation Trust Fund Authority, Transportation         12/11 at 100       AAA              2,209,619
                 System Bonds, 2001 Series B, 6.000%, 12/15/19 (WI, settling
                 1/07/02)

        1,040   Passaic Valley Sewerage Commissioners, New Jersey, Sewer               12/02 at 102       AAA              1,095,141
                 System Bonds, Series D, 5.750%, 12/01/10

          510   The Board of Education of the Township of Piscataway, Middlesex         6/03 at 102       AAA                539,519
                 County, New Jersey,Certificates of Participation, 1993 Series,
                 5.375%, 12/15/10

        8,160   Puerto Rico Public Building Authority, Public Educational           7/03 at 101 1/2         A              8,378,362
                 and Health Facilities Refunding Bonds, Series M, Guaranteed by
                 the Commonwealth of Puerto Rico, 5.750%, 7/01/15

        7,500   Puerto Rico Municipal Finance Agency, General Obligation                8/09 at 101       AAA              7,875,150
                 Bonds, 1999 Series A, 5.500%, 8/01/17

        1,000   Stony Brook Regional Sewerage Authority, Princeton, New Jersey,        No Opt. Call       AA-              1,072,000
                 Revenue Refunding Bonds, 1993 Series B, 5.450%, 12/01/12

        2,250   Western Monmouth Utilities Authority, Monmouth County,                  2/05 at 102       AAA              2,359,328
                 New Jersey, Revenue Refunding Bonds, 1995 Series A,
                 5.600%, 2/01/14

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 22.3%

        5,000   Delaware River Port Authority, New Jersey, Port District Project        1/08 at 101       AAA              4,952,000
                 Bonds, Series 1998B, 5.000%, 1/01/19

                New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1991C:
        1,000    6.500%, 1/01/08                                                       No Opt. Call        A-              1,119,470
        2,185    6.500%, 1/01/16                                                       No Opt. Call       AAA              2,561,738
        3,505    6.500%, 1/01/16                                                       No Opt. Call       AAA              4,109,332
        8,420    6.500%, 1/01/16                                                       No Opt. Call        A-              9,694,620

        2,495   New Jersey Turnpike Authority, Turnpike Revenue Bonds,                  1/10 at 100       AAA              2,550,838
                 Series 2000A, 5.500%, 1/01/25

        3,000   The Port Authority of New York and New Jersey, Consolidated Bonds,     10/04 at 101       AAA              3,134,040
                 Ninety Sixth Series, 6.600%, 10/01/23 (Alternative Minimum Tax)

                The Port Authority of New York and New Jersey, Consolidated
                Bonds, Ninety Ninth Series:
        1,200    5.750%, 11/01/09 (Alternative Minimum Tax)                             5/05 at 101       AAA              1,256,712
        2,500    5.750%, 11/01/14 (Alternative Minimum Tax)                             5/05 at 101       AAA              2,575,975

        1,500   The Port Authority of New York and New Jersey, Consolidated Bonds,      7/06 at 101       AA-              1,558,590
                 One Hundred and Sixth Series, 6.000%, 7/01/16 (Alternative
                 Minimum Tax)

        2,500   The Port Authority of New York and New Jersey, Consolidated             6/05 at 101       AAA              2,579,425
                 Bonds, One Hundredth Series, 5.750%, 12/15/20

        2,000   The Port Authority of New York and New Jersey, Consolidated Bonds,      6/05 at 101       AA-              2,019,140
                 One Hundred Twelfth Series, 5.250%, 12/01/13 (Alternative
                 Minimum Tax)

                The Port Authority of New York and New Jersey, Special Project
                Bonds (JFK International Air Terminal LLC Project), Series 6:
       10,000    5.750%, 12/01/22 (Alternative Minimum Tax)                            12/07 at 102       AAA             10,329,800
       11,000    5.750%, 12/01/25 (Alternative Minimum Tax)                            12/07 at 100       AAA             11,273,240

        1,435   South Jersey Transportation Authority, New Jersey, Transportation      11/09 at 101       AAA              1,433,077
                 System Revenue Bonds, 1999 Series, 5.125%, 11/01/22

             Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ) (continued)
                    Portfolio of Investments December 31, 2001 (Unaudited)

    PRINCIPAL                                                                              OPTIONAL       CALL                MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 7.1%

$       1,000   Essex County Utilities Authority, New Jersey, Solid Waste System        4/06 at 102       AAA         $    1,097,580
                 Revenue Bonds, Secured by a County Deficiency Agreement,
                 Series 1996A, 5.600%, 4/01/16 (Pre-refunded to 4/01/06)

          745   New Jersey Healthcare Facilities Financing Authority, FHA-Insured       8/04 at 102    Aa2***                811,819
                 Mortgage Refunding Revenue Bonds, Wayne General Hospital
                 Corporation Issue, Series B, 5.750%, 8/01/11 (Pre-refunded to 8/01/04)

        2,000   New Jersey Healthcare Facilities Financing Authority, Revenue           7/04 at 102       AAA              2,202,540
                 Bonds, Monmouth Medical Center Issue, Series C,
                 6.250%, 7/01/16 (Pre-refunded to 7/01/04)

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Trenton State College Issue, Series 1996A:
        4,000    5.100%, 7/01/21 (Pre-refunded to 7/01/06)                              7/06 at 101       AAA              4,290,760
        3,750    5.125%, 7/01/24 (Pre-refunded to 7/01/06)                              7/06 at 101       AAA              4,026,450

        2,500   New Jersey Educational Facilities Authority, Revenue Bonds,             7/06 at 101       AAA              2,774,575
                 Rowan College of New Jersey Issue, Series 1996E,
                 6.000%, 7/01/21 (Pre-refunded to 7/01/06)

          580   New Jersey Turnpike Authority, Turnpike Revenue Bonds,                 No Opt. Call       AAA                605,682
                 1984 Series, 10.375%, 1/01/03

                Sparta Township School District, New Jersey, General Obligation
                Bonds (Unlimited Tax):
        1,100    5.800%, 9/01/19 (Pre-refunded to 9/01/06)                              9/06 at 100       AAA              1,205,270
        1,100    5.800%, 9/01/20 (Pre-refunded to 9/01/06)                              9/06 at 100       AAA              1,205,270
        1,100    5.800%, 9/01/21 (Pre-refunded to 9/01/06)                              9/06 at 100       AAA              1,205,270

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 1.8%

        2,835   Camden County Pollution Control Financing Authority, New Jersey,        6/02 at 102        B2              2,781,532
                 Solid Waste Disposal and Resource Recovery System Revenue
                 Bonds, Series 1991D, 7.250%, 12/01/10

        2,000   Puerto Rico Electric Power Authority, Power Revenue Refunding       7/09 at 101 1/2       AAA              2,110,960
                 Bonds, Series FF, 5.250%, 7/01/13

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 10.3%

        5,250   Cape May County Municipal Utilities Authority, New Jersey, Sewer        1/03 at 102       AAA              5,494,440
                 Revenue Refunding Bonds, Series 1992-A, 5.750%, 1/01/16

        1,000   Jersey City Sewerage Authority, Hudson County, New Jersey, Sewer       No Opt. Call       AAA              1,139,450
                  Revenue Refunding Bonds, Series 1993, 6.250%, 1/01/14

        3,100   New Jersey Economic Development Authority, Water Facilities             3/04 at 102       AAA              3,183,018
                 Revenue Refunding Bonds (Hackensack Water Company Project),
                 1994 Series B, 5.900%, 3/01/24 (Alternative Minimum Tax)

        3,250   New Jersey Economic Development Authority, Water Facilities             7/08 at 102       AAA              3,144,993
                 Revenue Bonds (New Jersey-American Water Company, Inc.
                 Project), Series 1998A, 5.250%, 7/01/38 (Alternative Minimum Tax)

        6,950   New Jersey Environmental Infrastructure Trust, Environmental            9/11 at 101       AAA              6,613,063
                  Infrastructure Bonds, Series 2001A, 4.750%, 9/01/20

        7,000   North Hudson Sewerage Authority, New Jersey, Sewer Revenue              8/06 at 101       AAA              6,990,829
                 Bonds, Series 1996, 5.125%, 8/01/22

        1,500   Wanaque Valley Regional Sewerage Authority, Passaic County,            No Opt. Call       AAA              1,637,684
                 New Jersey, Sewer Revenue Refunding Bonds, 1993 Series B
                 Insured, 5.750%, 9/01/18
------------------------------------------------------------------------------------------------------------------------------------
$     259,995   Total Investments (cost $258,826,742) - 98.9%                                                            270,566,038
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.7%

$       2,000   The Port Authority of New York and New Jersey, Versatile Structure                     VMIG-1              2,000,000
=============    Obligations, Series 5, Variable Rate Demand Bonds, 1.950%, 8/01/24+
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.4%                                                                       1,076,155
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $  273,642,193
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a delayed delivery basis.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                        Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)
                        Portfolio of
                                Investments December 31, 2001 (Unaudited)
    PRINCIPAL                                                                              OPTIONAL       CALL                MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.3%

$       5,715   The Children's Trust Fund, Puerto Rico, Tobacco Settlement              7/10 at 100       Aa3         $    5,968,060
                 Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 11.4%

        2,000   New Jersey Educational Facilities Authority, Revenue Bonds,             7/11 at 101       AAA              1,935,600
                 Rowan University, Series 2001C, 5.000%, 7/01/31

          200   New Jersey Educational Facilities Authority, Revenue Bonds              7/11 at 100       AAA                204,732
                 (Seton Hall University Project), Series 2001A Refunding,
                 5.250%, 7/01/16

                New Jersey Educational Facilities Authority, Revenue Bonds
                (Seton Hall University Project), Series 2001G Refunding:
        3,820    4.875%, 7/01/21                                                        7/11 at 100       Aaa              3,684,848
        1,600    5.000%, 7/01/26                                                        7/11 at 100       Aaa              1,552,720

        1,000   New Jersey Educational Facilities Authority, Revenue Bonds              7/11 at 100       AAA              1,016,080
                 (New Jersey Institute of Technology), Series 2001G, 5.250%, 7/01/18

        1,565   New Jersey Educational Facilities Authority, Revenue Bonds              7/10 at 100       AAA              1,602,169
                 (Princeton University), Series 2000E, 5.250%, 7/01/16

                Puerto Rico Industrial, Educational, Medical and Environmental
                Control Facilities Financing Authority, Higher Educational
                Revenue Bonds (University of the Sacred Heart Project),
                Series 2001:
        2,000    5.250%, 9/01/21                                                        9/11 at 100       BBB              1,955,480
        2,000    5.250%, 9/01/31                                                        9/11 at 100       BBB              1,922,880

        1,905   University of Puerto Rico, University System Revenue Bonds,         6/05 at 101 1/2       AAA              1,913,020
                 Series M, 5.250%, 6/01/25

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 22.2%

        3,500   New Jersey Healthcare Facilities Financing Authority, Revenue           7/11 at 100        A3              3,361,505
                 Bonds (Kennedy Health System), Series 2001, 5.625%, 7/01/31

        1,100   New Jersey Healthcare Facilities Financing Authority, Revenue          No Opt. Call       AAA              1,192,455
                 Bonds (Kennedy Health System  Obligated Group), Series 1998B,
                 5.750%, 7/01/06

          500   New Jersey Healthcare Facilities Financing Authority, Revenue           7/10 at 101      BBB-                534,155
                 Bonds, Trinitas Hospital Obligated Group Issue, Series 2000,
                 7.500%, 7/01/30

                New Jersey Health Facilities Financing Authority, Revenue Bonds
                (Robert Wood Johnson University Hospital), Series 2000:
        3,000    5.750%, 7/01/25                                                        7/10 at 100        A+              3,078,030
       14,735    5.750%, 7/01/31                                                        7/10 at 100        A+             14,987,411

        6,000   New Jersey Healthcare Facilities Financing Authority, Revenue           1/09 at 101       AAA              5,285,880
                 Bonds (Virtua Health System), Series 1998, 4.500%, 7/01/28

        2,500   New Jersey Healthcare Facilities Financing Authority, Revenue           7/09 at 101        A2              2,470,325
                 Bonds (Burdette Tomlin Memorial Hospital), Series 1999 Refunding,
                 5.500%, 7/01/29

------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL/OTHER - 0.3%

          390   New Jersey Economic Development Authority, District Heating and        12/03 at 102      BBB-                393,541
                 Cooling Revenue Bonds (Trigen-Trenton Project), 1993 Series B,
                 6.100%, 12/01/04 (Alternative Minimum Tax)

             Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ) (continued)
                    Portfolio of Investments December 31, 2001 (Unaudited)

    PRINCIPAL                                                                              OPTIONAL       CALL                MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.0%

                New Jersey Economic Development Authority, Economic Development
                Revenue Bonds (Masonic Charity Foundation Project), Series 2001:
$       1,000    6.000%, 6/01/25                                                        6/11 at 102        A+         $    1,058,020
          335    5.500%, 6/01/31                                                        6/11 at 102        A+                335,968

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 14.6%

                Board of Education of the Township of Hamilton, Mercer County,
                New Jersey, General Obligation Bonds, Series 2001:
        1,850    4.750%, 8/15/18                                                        8/10 at 100       AAA              1,791,004
        1,630    4.750%, 8/15/19                                                        8/10 at 100       AAA              1,566,854

                Commonwealth of Puerto Rico, General Obligation Bonds, Public
                Improvement Refunding Series 2001:
        3,500    5.250%, 7/01/27                                                        7/11 at 100       AAA              3,518,970
       13,500    5.125%, 7/01/30                                                        7/11 at 100       AAA             13,360,275

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 8.1%

                New Jersey Economic Development Authority, School Facilities
                Construction Bonds, 2001 Series A:
        2,000    5.250%, 6/15/19                                                        6/11 at 100       AAA              2,025,980
        2,400    5.000%, 6/15/21                                                        6/11 at 100       AAA              2,360,376

        3,110   New Jersey Transportation Trust Fund Authority, Transportation          6/09 at 100        AA              3,108,258
                 System Bonds, 1998 Series A, 5.000%, 6/15/17

        2,350   Puerto Rico Highway and Transportation Authority, Transportation        7/18 at 100       AAA              2,176,053
                 Revenue Bonds, Series A, 4.750%, 7/01/38

        1,500   Virgin Islands Public Finance Authority, Revenue and Refunding Bonds   10/08 at 101        AA              1,513,860
                 (Virgin Islands Matching Fund Loan Notes), Series 1998A (Senior
                 Lien/Refunding), 5.500%, 10/01/18

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 16.3%

        8,000   New Jersey Economic Development Authority, Special Facilities          11/10 at 101       BB-              6,827,360
                 Revenue Bonds (Continental Airlines Inc. Project), Series 2000,
                 7.000%, 11/15/30 (Alternative Minimum Tax)

        3,000   The Port Authority of New York and New Jersey, Consolidated Bonds,      1/07 at 101       AAA              3,027,720
                 One Hundred Ninth Series, 5.375%, 1/15/32

        3,500   The Port Authority of New York and New Jersey, Consolidated            10/07 at 101       AAA              3,507,595
                 Bonds, One Hundred Twentieth Series, 5.500%, 10/15/35
                 (Alternative Minimum Tax)

        5,000   The Port Authority of New York and New Jersey, Special Project         12/07 at 102       AAA              5,164,900
                 Bonds (JFK International Air Terminal LLC Project), Series 6,
                 5.750%, 12/01/22 (Alternative Minimum Tax)

        4,000   South Jersey Transportation Authority, New Jersey, Transportation      11/09 at 101       AAA              3,994,640
                 System Revenue Bonds, 1999 Series, 5.125%, 11/01/22

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 3.0%

        4,000   Puerto Rico Infrastructure Financing Authority, Special Obligation     10/10 at 101       AAA              4,119,520
                 Bonds, 2000 Series A, 5.500%, 10/01/40

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 0.7%

          980   Camden County Pollution Control Financing Authority, New Jersey,        6/02 at 102        B2                941,457
                 Solid Waste Disposal and Resource Recovery System Revenue
                 Bonds, Series 1991B, 7.500%, 12/01/09 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 17.3%

        4,635   New Jersey Economic Development Authority, Water Facilities             5/08 at 102       AAA              4,616,043
                 Revenue Bonds (New Jersey-American Water Company Project),
                 Series 1997B, 5.375%, 5/01/32

        7,000   New Jersey Economic Development Authority, Water Facilities             2/08 at 102       AAA              6,901,650
                 Revenue Bonds (Middlesex Water  Company Project), Series 1998,
                 5.350%, 2/01/38 (Alternative Minimum Tax)

    PRINCIPAL                                                                              OPTIONAL       CALL                MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER (continued)

$       5,000   New Jersey Economic Development Authority, Water Facilities             7/08 at 102       AAA         $    4,838,450
                 Revenue Bonds (New Jersey-American Water Company Project),
                 Series 1998A, 5.250%, 7/01/38 (Alternative Minimum Tax)

        2,775   New Jersey Environmental Infrastructure Trust, Environmental            9/08 at 101       AAA              2,596,790
                  Infrastructure Bonds, Series 1998A, 4.500%, 9/01/18

       15,840   North Hudson Sewerage Authority, New Jersey, Sewer Revenue             No Opt. Call       Aaa              4,957,602
                 Bonds, Series 2001A Refunding, 0.000%, 8/01/23
------------------------------------------------------------------------------------------------------------------------------------
$     150,435   Total Investments (cost $139,375,163) - 99.2%                                                            137,368,236
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.8%                                                                       1,148,271
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $  138,516,507
                ====================================================================================================================


                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                                 See accompanying notes to financial statements.


                            Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)
                            Portfolio of
                                    Investments December 31, 2001 (Unaudited)
    PRINCIPAL                                                                              OPTIONAL       CALL                MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 3.6%

$      13,300   Pennsylvania Economic Development Financing Authority, Solid Waste     No Opt. Call       AA-         $   13,047,433
                 Disposal Revenue Bonds (Procter & Gamble Paper Project),
                 Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 12.5%

        2,000   Allegheny County Higher Educational Building Authority,                 9/08 at 102       BBB              1,851,100
                 Pennsylvania, College Revenue Bonds (Chatham
                 College), Series 1998A, 5.250%, 9/01/18

        3,000   Delaware County Authority, Commonwealth of Pennsylvania,               11/10 at 101        AA              3,125,010
                 Haverford College Revenue Bonds, Series 2000, 5.750%, 11/15/29

        1,030   Delaware County Authority, Commonwealth of Pennsylvania,                2/02 at 100       AAA              1,047,768
                 University Revenue Bonds (Villanova University), Series 1991,
                 6.900%, 8/01/16

        1,000   Borough of Harveys Lake General Municipal Authority, Pennsylvania,     11/09 at 100         A              1,022,770
                 College Revenue Bonds (College Misericordia Project), Series 1999,
                 6.000%, 5/01/19

        1,450   Indiana County Industrial Development Authority, Pennsylvania,         11/06 at 100       AAA              1,484,713
                 Revenue Bonds (The Student Cooperative Association, Inc./Indiana
                 University of Pennsylvania Student Union Project), Series
                 1999A, 5.875%, 11/01/29

                Indiana County Industrial Development Authority, Pennsylvania,
                Revenue Bonds (The Student Cooperative Association, Inc./Indiana
                University of Pennsylvania Student Union Project), Series 1999B:
          815    0.000%, 11/01/15                                                      No Opt. Call       AAA                394,843
          815    0.000%, 11/01/16                                                      No Opt. Call       AAA                369,741
          815    0.000%, 11/01/17                                                      No Opt. Call       AAA                346,799
          815    0.000%, 11/01/18                                                      No Opt. Call       AAA                324,835
          815    0.000%, 11/01/19                                                      No Opt. Call       AAA                304,900

        2,750   Northeastern Pennsylvania Hospital and Educational Authority,          10/08 at 100       AAA              2,493,315
                 Luzerne County, School Revenue Bonds (Wyoming Seminary
                 Project), Series 1998, 4.750%, 10/01/28

        8,000   Pennsylvania Higher Educational Assistance Agency, Capital Acquisition 11/11 at 100       Aaa              7,618,160
                 Revenue Bonds, Series 2001 Refunding, 5.000%, 12/15/30

        4,000   Pennsylvania Higher Educational Assistance Agency, Student              3/02 at 102       AAA              4,106,760
                 Loan Revenue Fixed Rate Bonds, 1991 Series C, 7.150%, 9/01/21
                 (Alternative Minimum Tax)

        3,000   Pennsylvania Higher Educational Assistance Agency, Student Loan         9/02 at 102       AAA              3,067,770
                 Revenue Bonds, 1992 Series C, 6.400%, 3/01/22 (Alternative
                 Minimum Tax)

        2,000   Pennsylvania Higher Educational Facilities Authority, Revenue Bonds     7/11 at 101       AAA              1,898,040
                 (Temple University), First Series 2001, 5.000%, 7/15/31

        5,000   Pennsylvania Higher Educational Facilities Authority, College and       7/11 at 100        AA              4,793,300
                 University Revenue Bonds (Moravian College Project), Series 2001,
                 5.375%, 7/01/31

        2,900   Scranton-Lackawanna Health and Welfare Authority, Lackawanna            3/02 at 102        A-              2,975,081
                 County, Pennsylvania, University Revenue Bonds (University of
                 Scranton Project), 1992 Series A, 6.500%, 3/01/13

        8,445   Swarthmore Borough Authority, Pennsylvania, Swarthmore College          9/08 at 100       AA+              8,090,394
                 Revenue Bonds, Series 1998, 5.000%, 9/15/28

          330   City of Wilkes-Barre General Municipal Authority, Pennsylvania,        12/02 at 102       N/R                343,019
                 College Misericordia Revenue Bonds, Refunding Series 1992B,
                 7.750%, 12/01/12

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 4.8%

        1,600   Geisinger Authority, Montour County, Pennsylvania, Health System        8/08 at 101        AA              1,461,072
                 Revenue Bonds (Geisinger Health System), Series 1998A,
                 5.000%, 8/15/28

        9,500   Pennsylvania Higher Educational Facilities Authority, UPMC Health       1/11 at 101        A+              9,595,950
                 System Revenue Bonds, Series 2001A, 6.000%, 1/15/31

    PRINCIPAL                                                                              OPTIONAL       CALL                MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HEALTHCARE (continued)

$         880   Philadelphia Hospitals and Higher Educational Facilities Authority,    No Opt. Call       AAA         $      835,525
                 Pennsylvania, Hospital Revenue Bonds (Magee Rehabilitation
                 Hospital Project), Series 2001, 4.000%, 12/01/10

        5,500   Sayre Healthcare Facilities Authority, Hospital Revenue Bonds           6/02 at 102       AAA              5,728,525
                 (VHA of Pennsylvania, Inc. Capital Asset Financing Program),
                 Series 1985E (Guthrie Healthcare System Conversion), 7.200%,
                 12/01/20

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 0.3%

          980   Pittsburgh Urban Redevelopment Authority, Pennsylvania,                 2/02 at 102        A2              1,000,237
                 Redevelopment Mortgage Revenue Bonds,  1992 Series C,
                 7.125%, 8/01/13 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 10.1%

        7,720   Allegheny County Residential Finance Authority, Pennsylvania,          No Opt. Call       Aaa              1,315,102
                 Single Family Mortgage Revenue Bonds, 1994 Series Z,
                 0.000%, 5/01/27 (Alternative Minimum Tax)

        1,145   Berks County Redevelopment Authority, Pennsylvania, Senior             No Opt. Call        A+              1,210,620
                 Single Family Mortgage Revenue Bonds, 1986 Series A,
                 8.000%, 12/01/17 (Alternative Minimum Tax)

        2,745   Pennsylvania Housing Finance Agency, Single Family Mortgage             4/02 at 102       AA+              2,807,778
                 Revenue Bonds, Series 1992-33, 6.900%, 4/01/17

          520   Pennsylvania Housing Finance Agency, Single Family Mortgage             4/02 at 102       AA+                531,606
                 Revenue Bonds, Series 1992-34B, 7.000%, 4/01/24
                 (Alternative Minimum Tax)

        2,000   Pennsylvania Housing Finance Agency, Single Family Mortgage            10/05 at 102       AA+              2,087,620
                 Revenue Bonds, Series 1995-46, 6.200%, 10/01/14
                 (Alternative Minimum Tax)

        1,000   Pennsylvania Housing Finance Agency, Single Family Mortgage             4/06 at 102       AA+              1,025,280
                 Revenue Bonds, Series 1996-48, 6.150%, 4/01/25
                 (Alternative Minimum Tax)

        5,725   Pennsylvania Housing Finance Agency, Single Family Mortgage             4/06 at 102       AA+              5,951,767
                 Revenue Bonds, Series 1996-49, 6.450%, 4/01/25
                 (Alternative Minimum Tax)

        4,000   Pennsylvania Housing Finance Agency, Single Family Mortgage             4/06 at 102       AA+              4,154,240
                 Revenue Bonds, Series 1996-50B, 6.350%, 10/01/27
                 (Alternative Minimum Tax)

        5,000   Pennsylvania Housing Finance Agency, Single Family Mortgage             4/06 at 102       AA+              5,155,600
                 Revenue Bonds, Series 1996-52B, 6.250%, 10/01/24
                 (Alternative Minimum Tax)

        5,000   Pennsylvania Housing Finance Agency, Single Family Mortgage        10/07 at 101 1/2       AA+              5,039,900
                 Revenue Bonds, Series 1997-59A, 5.750%, 10/01/23
                 (Alternative Minimum Tax)

        2,215   Pittsburgh Urban Redevelopment Authority, Pennsylvania, Mortgage       10/11 at 100       AAA              2,168,862
                 Revenue Bonds, 2001 Series B, 5.450%, 10/01/32

        1,420   Pittsburgh Urban Redevelopment Authority, Pennsylvania, Mortgage        4/06 at 102       AAA              1,460,782
                 Revenue Bonds, 1996 Series C, 6.550%, 4/01/28
                 (Alternative Minimum Tax)

        1,085   Pittsburgh Urban Redevelopment Authority, Pennsylvania, Mortgage        4/07 at 102       AAA              1,124,472
                 Revenue Bonds, 1997 Series A, 6.250%, 10/01/28
                 (Alternative Minimum Tax)

        2,865   Pittsburgh Urban Redevelopment Authority, Pennsylvania, Mortgage        4/02 at 102       AAA              2,910,095
                 Revenue Bonds, 1991 Series G, 7.050%, 4/01/23
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.4%

        3,225   Montgomery County Higher Educational and Health Authority,              1/06 at 101       BBB              3,100,741
                 Pennsylvania, Mortgage Revenue Bonds (Waverly Heights Project),
                 Series 1996, 6.375%, 1/01/26

        1,500   Philadelphia Authority for Industrial Development, Pennsylvania,        7/11 at 101       AAA              1,475,625
                 Revenue Bonds (Philadelphia  Corporation for the Aging Project),
                  Series 2001B, 5.250%, 7/01/26

          335   Philadelphia Hospitals and Higher Educational Facilities Authority,     8/02 at 102        A+                348,986
                 Pennsylvania, Hospital Revenue  Bonds (Children's Seashore
                 House), Series 1992A, 7.000%, 8/15/03


             Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) (continued)
                    Portfolio of Investments December 31, 2001 (Unaudited)

    PRINCIPAL                                                                              OPTIONAL       CALL                MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 19.1%
$       3,550   Alleghney County, Pennsylvania, General Obligation Bonds, Series 52,    5/11 at 100       AAA         $    3,548,367
                 5.250%, 11/01/23

        3,120   Allegheny County, Pennsylvania, General Obligation Refunding            5/11 at 100       AAA              3,135,070
                 Bonds, Series C-53, 5.250%, 11/01/20

        2,000   Canon-McMillan School District, Washington County, Pennsylvania,       No Opt. Call       AAA                515,960
                 General Obligation Bonds, 0.000%, 12/01/25

                Carlisle Area School District, Cumberland County, Pennsylvania,
                General Obligation Bonds, Series 2002:
        1,915    4.750%, 3/01/20 (WI, settling 1/03/02)                                 3/12 at 100       Aaa              1,792,976
        5,760    5.000%, 3/01/22 (WI, settling 1/03/02)                                 3/12 at 100       Aaa              5,590,829

        2,000   Claysburg Kimmel School District, Blair County, Pennsylvania,           1/09 at 100       AAA              1,904,420
                 General Obligation Bonds, Series 2002 Refunding,
                 5.000%, 1/15/31 (DD, settling 1/15/02)

        4,600   Garnet Valley School District, Delaware County, Pennsylvania,           8/11 at 100       Aaa              4,425,338
                 General Obligation Bonds, Series 2001A, 5.000%, 2/15/25

                City of Harrisburg Redevelopment Authority, Dauphin County,
                Pennsylvania, Guaranteed Revenue Bonds, Series 1998B:
        2,750    0.000%, 5/01/24                                                    5/16 at 68 1/32       AAA                742,418
        2,750    0.000%, 11/01/24                                                   5/16 at 66 5/16       AAA                720,968
        5,160    0.000%, 5/01/25                                                    5/16 at 64 9/16       AAA              1,307,750

                Mckeesport Area School District, Allegheny County, Pennsylvania,
                General Obligation Bonds, Series 1999C:
        3,430    0.000%, 10/01/23                                                      No Opt. Call       AAA              1,010,204
        3,380    0.000%, 10/01/24                                                      No Opt. Call       AAA                936,902
        3,420    0.000%, 10/01/25                                                      No Opt. Call       AAA                891,902
        2,340    0.000%, 10/01/26                                                      No Opt. Call       AAA                575,289
        2,340    0.000%, 10/01/27                                                      No Opt. Call       AAA                543,020
        2,340    0.000%, 10/01/29                                                      No Opt. Call       AAA                484,006

        7,500   Montgomery County, Pennsylvania, General Obligation Bonds,              7/09 at 100       Aaa              7,282,650
                 Series 1999, 5.000%, 7/15/24

        6,000   Commonwealth of Pennsylvania, General Obligation Bonds, First       3/02 at 101 1/2        AA              6,147,120
                 Series 1992, 6.375%, 9/15/11

        1,700   City of Philadelphia, Pennsylvania, General Obligation Bonds,           3/11 at 100       AAA              1,605,803
                 Series 2000, 5.000%, 9/15/31

       15,000   Philadelphia School District, Pennsylvania, General Obligation Bonds,   9/05 at 101       AAA             15,164,400
                 Series 1995B, 5.500%, 9/01/25

        6,100   Plum Borough School District, Allegheny County, Pennsylvania,           9/11 at 100       AAA              6,041,440
                 General Obligation Bonds, Series 2001, 5.250%, 9/15/30

        1,590   Red Lion Area School District, York County, Pennsylvania, General      10/11 at 100       Aaa              1,556,674
                 Obligation Bonds, Series 2001, 5.000%, 4/15/20

        2,000   Sto-Rox School District, Allegheny County, Pennsylvania, General       12/10 at 100       AAA              2,212,540
                 Obligation Bonds, Series 2000, 5.800%, 6/15/30

        1,465   Stroudsburg Area School District, Monroe County, Pennsylvania,          4/12 at 100       AAA              1,451,229
                 General Obligation Bonds, Series 2001A, 5.000%, 4/01/18

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 13.1%

        5,500   Allegheny County Port Authority, Pennsylvania, Special Transportation   3/11 at 101       AAA              5,250,520
                 Revenue Bonds, Series 2001, 5.000%, 3/01/29

        9,225   Pennsylvania Intergovernmental Cooperation Authority, Special           6/09 at 100       AAA              8,490,321
                 Tax Revenue Refunding Bonds (City of Philadelphia Funding
                 Program), Series 1999, 4.750%, 6/15/23

        3,500   Pennsylvania Turnpike Commission, Oil Franchise Tax Senior             12/08 at 100       AAA              3,179,925
                 Revenue Bonds, Series 1998A, 4.750%, 12/01/27

        5,150   Pennsylvania Turnpike Commission, Registration Fee Revenue              7/11 at 101       AAA              4,802,118
                 Bonds, Series 2001, 5.000%, 7/15/41

       10,935   Philadelphia Authority for Industrial Development, Pennsylvania,       10/11 at 101       AAA             10,750,855
                 Lease Revenue Bonds, Series 2001B, 5.250%, 10/01/30

    PRINCIPAL                                                                              OPTIONAL       CALL                MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       5,000   Pittsburgh and Allegheny County Public Auditorium Authority,            8/09 at 101       AAA         $    4,774,350
                 Pennsylvania, Regional Asset District Sales Tax Revenue Bonds,
                 Series 1999, 5.000%, 2/01/29

        1,090   Pittsburgh Urban Redevelopment Authority, Pennsylvania, Tax            11/09 at 100        A2              1,123,561
                 Increment Bonds (Center Triangle Tax Increment Financing
                 District - PNC Bank Corporation Project), Series 1999A,
                 6.100%, 5/01/19

       10,250   Southeastern Pennsylvania Transportation Authority, Special Revenue     3/09 at 101       AAA              9,282,605
                 Bonds, Series 1999A, 4.750%, 3/01/29

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 8.2%

        2,000   Lehigh-Northampton Airport Authority, Pennsylvania, Airport             5/10 at 100       Aaa              2,087,340
                 Revenue Bonds (Lehigh Valley Airport System), Series 2000A,
                 6.000%, 5/15/30 (Alternative Minimum Tax)

        5,000   Pennsylvania Economic Development Financing Authority, Exempt           5/11 at 101        A3              5,035,150
                 Facilities Revenue Bonds (Amtrak Project), Series 2001A,
                 6.375%, 11/01/41 (Alternative Minimum Tax)

          735   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,              12/02 at 102       AAA                744,526
                 Series 1992O, 5.500%, 12/01/17

        2,500   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,              12/11 at 101       AAA              2,380,675
                 Series 2001R, 5.000%, 12/01/30

        5,000   City of Philadelphia, Pennsylvania, Airport Revenue Bonds               6/11 at 101       AAA              4,800,950
                 (Philadelphia Airport System), Series 2001B, 5.250%, 6/15/31
                 (Alternative Minimum Tax)

                Philadelphia Authority for Industrial Development, Pennsylvania,
                Airport Revenue Bonds (Philadelphia Airport System Project),
                Series 1998A:
        7,315    5.000%, 7/01/23 (Alternative Minimum Tax)                              7/08 at 101       AAA              6,870,248
        5,085    5.125%, 7/01/28 (Alternative Minimum Tax)                              7/08 at 101       AAA              4,807,105

        3,250   Philadelphia Parking Authority, Pennsylvania, Airport Parking Revenue   9/09 at 101       AAA              3,179,215
                 Bonds, Series 1999, 5.250%, 9/01/29

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 8.8%

        1,355   Bensalem Township School District, Bucks County, Pennsylvania,          7/06 at 100       AAA              1,481,774
                 General Obligation Bonds, Series  1996, 5.850%, 7/15/12
                 (Pre-refunded to 7/15/06)

        2,000   Hampton Township School District, Allegheny County, Pennsylvania,      11/04 at 100       AAA              2,209,940
                 General Obligation Bonds, Series 1995, 6.750%, 11/15/21
                 (Pre-refunded to 11/15/04)

        3,400   Lehigh County General Purpose Authority, Pennsylvania, College          6/02 at 100       AAA              3,479,968
                 Revenue Bonds (Allentown College of  St. Francis de Sales Project),
                 Series 1992, 6.750%, 12/15/12 (Pre-refunded to 6/15/02)

        3,825   Pennsylvania State University, Revenue Refunding Bonds,                 3/02 at 102    Aa2***              3,931,297
                 Series 1992, 6.250%, 3/01/11 (Pre-refunded to 3/01/02)

        1,250   Philadelphia Authority for Industrial Development, Pennsylvania,        5/02 at 102    N/R***              1,295,563
                 Revenue Bonds (National Board of Medical Examiners Project),
                 Series 1992, 6.750%, 5/01/12 (Pre-refunded to 5/01/02)

        1,850   Philadelphia School District, Pennsylvania, General Obligation Bonds, 5/02 at 100 3/4     AAA              1,897,749
                 Series 1992A, 6.500%, 5/15/05 (Pre-refunded to 5/15/02)

        3,000   Pittsburgh Water and Sewer Authority, Pennsylvania, Water and          No Opt. Call       AAA              3,244,590
                 Sewer System Revenue Refunding Bonds, Series 1986,
                 7.625%, 9/01/04

        2,500   St. Mary Hospital Authority, Bucks County, Pennsylvania, Hospital       7/02 at 102       AAA              2,610,950
                 Revenue Bonds (Franciscan Health  System/St. Mary Hospital of
                 Langhorne Inc.), Series 1992A, 6.500%, 7/01/12 (Pre-refunded to 7/01/02)

        3,000   Warrington Township Municipal Authority, Bucks County, Pennsylvania,   11/15 at 100       AAA              3,623,640
                 Water and Sewer Revenue Bonds, Series 1991, 7.100%, 12/01/21
                 (Pre-refunded to 11/15/15)

        5,450   Borough of West View Municipal Authority, Allegheny County,            No Opt. Call       AAA              7,554,354
                 Pennsylvania, Special Obligation Bonds, Series 1985A,
                 9.500%, 11/15/14

          645   City of Wilkes-Barre General Municipal Authority, Pennsylvania,        12/02 at 102    N/R***                691,079
                 College Misericordia Revenue Bonds, Refunding Series 1992A,
                 7.750%, 12/01/12 (Pre-refunded to 12/01/02)


             Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) (continued)
                    Portfolio of Investments December 31, 2001 (Unaudited)

    PRINCIPAL                                                                              OPTIONAL       CALL                MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 4.7%

$       2,940   Carbon County Industrial Development Authority, Pennsylvania,          No Opt. Call      BBB-         $    3,097,055
                 Resource Recovery Revenue Refunding Bonds (Panther Creek Partners
                 Project), 2000 Series, 6.650%, 5/01/10 (Alternative Minimum Tax)

          325   Greater Lebanon Refuse Authority, Lebanon County, Pennsylvania,        11/02 at 100        A-                335,351
                 Solid Waste Revenue Bonds, Series  1992, 7.000%, 11/15/04

        4,000   Lehigh County Industrial Development Authority, Pollution               8/05 at 102       AAA              4,269,360
                 Control Revenue Refunding Bonds (Pennsylvania Power and
                 Light Company Project), 1995 Series A, 6.150%, 8/01/29

        5,500   Montgomery County Industrial Development Authority, Pennsylvania,       1/03 at 100       AA-              5,740,350
                 Resource Recovery Revenue Bonds (Montgomery County
                 Project), Series 1989, 7.500%, 1/01/12

        3,700   York County Industrial Development Authority, Pennsylvania,             3/12 at 101      Baa1              3,623,225
                 Pollution Control Revenue Refunding Bonds (PSEG Power Project),
                 Series 2001A, 5.500%, 9/01/20

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 13.3%

        5,000   Delaware County Industrial Development Authority, Pennsylvania,        10/11 at 100       AAA              4,858,250
                 Water Facilities Revenue Bonds (Philadelphia Water Company
                 Project), Series 2001, 5.350%, 10/01/31

                Delaware County Regional Water Quality Control Authority,
                Pennsylvania, Sewer Revenue Bonds, Series 2001A:
        5,325    5.100%, 5/01/20                                                       11/11 at 100       AAA              5,275,797
        1,465    5.100%, 5/01/21                                                       11/11 at 100       AAA              1,445,750

                Erie City Water Authority, Erie County, Pennsylvania, Water Revenue
                Bonds, Series 2001A:
        2,670    0.000%, 12/01/23                                                      No Opt. Call       AAA                765,863
        5,000    5.200%, 12/01/30                                                      12/11 at 100       AAA              4,915,300

        3,000   Luzerne County Industrial Development Authority, Exempt Facilities     10/02 at 102        A3              3,098,790
                 Revenue Refunding Bonds (Pennsylvania Gas and Water Company
                 Project), 1992 Series A, 7.200%, 10/01/17
                 (Alternative Minimum Tax)

        3,550   Luzerne County Industrial Development Authority Exempt Facilities      12/02 at 102        A3              3,674,533
                 Revenue Bonds (Pennsylvania Gas and Water Company Project),
                 1992 Series B, 7.125%, 12/01/22 (Alternative Minimum Tax)

        5,000   Luzerne County Industrial Development Authority, Exempt Facilities     12/04 at 102       AAA              5,582,549
                  Revenue Refunding Bonds (Pennsylvania Gas and Water
                 Company Project), 1994 Series A, 7.000%, 12/01/17
                 (Alternative Minimum Tax)

       10,750   City of Philadelphia, Pennsylvania, Water and Wastewater Revenue       11/12 at 100       AAA             10,183,904
                  Bonds, Series 2001A, 5.000%, 11/01/31

       20,000   Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer    No Opt. Call       AAA              4,869,599
                 System First Lien Revenue Bonds, Series 1998B, 0.000%, 9/01/26

       12,625   Westmoreland County Municipal Authority, Pennsylvania, Municipal       No Opt. Call       AAA              3,701,270
                  Service Revenue Bonds, Series 1999A, 0.000%, 8/15/23
------------------------------------------------------------------------------------------------------------------------------------
$     421,110   Total Investments (cost $357,522,020) - 99.9%                                                            363,800,725
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.1%                                                                         338,135
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $  364,138,860
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a delayed delivery basis.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                    Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY)
                    Portfolio of
                            Investments December 31, 2001 (Unaudited)

    PRINCIPAL                                                                              OPTIONAL       CALL                MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                BASIC MATERIALS - 0.1%

$         500   Erie County Industrial Development Authority, Pennsylvania,             9/10 at 101       BBB         $      502,730
                 Environmental Improvement Revenue Refunding Bonds,
                 2000 Series B, 6.000%, 9/01/16 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL GOODS - 0.6%

        2,000   New Morgan Industrial Development Authority, Pennsylvania,              4/04 at 102       BB-              1,941,700
                 Solid Waste Disposal Revenue Bonds (New Morgan Landfill
                 Company, Inc. Project), Series 1994, 6.500%, 4/01/19 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER CYCLICALS - 0.9%

        4,500   Pennsylvania Economic Development Financing Authority, Exempt          11/08 at 102       N/R              3,214,845
                 Facilities Revenue Bonds (National Gypsum Project), Series 1997B,
                 6.125%, 11/01/27

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 9.6%

        3,000   Allegheny County Higher Educational Building Authority,                 5/09 at 102         A              2,862,420
                 Pennsylvania, College Revenue Bonds (Thiel College),
                 Series 1999A, 5.375%, 11/15/29

        3,000   Chester County Health and Educational Facilities Authority,            10/08 at 102      BBB-              2,813,850
                 Pennsylvania, College Revenue Bonds (Immaculata College),
                 Series 1998, 5.625%, 10/15/27

        1,350   Lancaster Higher Educational Authority, Pennsylvania, College           4/03 at 100       AAA              1,386,828
                 Revenue Bonds (Franklin and Marshall College Project),
                 Series 1993, 5.700%, 4/15/13

       10,000   Pennsylvania Higher Educational Assistance Agency, Student Loan         1/03 at 102       AAA             10,204,800
                 Revenue Bonds, 1988 Series D, 6.050%, 1/01/19 (Alternative
                 Minimum Tax)

        1,000   Pennsylvania Higher Educational Facilities Authority,                   5/08 at 101       Aaa                998,910
                 Commonwealth of Pennsylvania,  LaSalle University Revenue
                 Bonds, Series 1998, 5.250%, 5/01/23

        2,100   Pennsylvania Higher Educational Facilities Authority,                   6/10 at 100        AA              2,192,148
                 Commonwealth of Pennsylvania, Philadelphia University
                 Revenue Bonds, Series 2000, 6.000%, 6/01/29

        4,615   Pennsylvania Higher Educational Facilities Authority, Commonwealth      7/03 at 102       AAA              4,719,991
                 of Pennsylvania, Widener University Revenue Bonds,
                 1993 Series A, 5.250%, 7/15/11

        1,500   Pennsylvania Higher Educational Facilities Authority, Temple            7/11 at 101       AAA              1,423,530
                 University Revenue Bonds, First Series 2001, 5.000%, 7/15/31

        3,340   State Public School Building Authority, Commonwealth of                 3/03 at 100       AAA              3,437,461
                 Pennsylvania, College Revenue Bonds (Northampton County
                 Area Community College Project), Series 1993U, 5.850%, 3/15/15

        2,500   West Cornwall Township Municipal Authority, Pennsylvania, College      12/11 at 100      BBB+              2,488,000
                 Revenue Bonds (Elizabethtown College Project), Series 2001,
                 5.900%, 12/15/18 (DD, settling 1/04/02)

          845   City of Wilkes-Barre General Municipal Authority, Pennsylvania,        12/02 at 102       N/R                878,335
                 College Misericordia Revenue Bonds, Refunding Series 1992B,
                 7.750%, 12/01/12

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 11.2%

        8,500   Allegheny County Hospital Development Authority, Pennsylvania,          5/06 at 102       AAA              8,715,730
                 Hospital Revenue Bonds (South Hills Health System), Series 1996A,
                 5.875%, 5/01/26

       14,000   Allegheny County Hospital Development Authority, Pennsylvania,          4/07 at 102       AAA             14,172,200
                 Health Center Revenue Bonds  (University of Pittsburgh Medical
                 Center System), Series 1997A, 5.625%, 4/01/27

        7,900   Montgomery County Higher Educational and Health Authority,              1/09 at 101       AAA              7,453,729
                 Pennsylvania, Revenue Bonds (Pottstown Healthcare Corporation),
                 Series 1998, 5.000%, 1/01/27

          485   Montgomery County Higher Educational and Health Authority,              6/03 at 102       AAA                503,183
                 Pennsylvania, Hospital Revenue Bonds (Abington Memorial
                 Hospital), Series 1993A, 6.000%, 6/01/22

        4,700   Pennsylvania Higher Educational Facilities Authority, The               1/06 at 101         A              4,697,227
                 University of Pennsylvania Health Services Revenue Bonds,
                 Series 1996A, 5.750%, 1/01/22


             Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY) (continued)
                    Portfolio of Investments December 31, 2001 (Unaudited)

    PRINCIPAL                                                                              OPTIONAL       CALL                MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HEALTHCARE (continued)

                City of Pottsville Hospital Authority, Pennsylvania, Hospital
                Revenue Bonds (Pottsville Hospital and Warne Clinic), Series
                1998:
$       2,000    5.500%, 7/01/18                                                        7/08 at 100      BBB-         $    1,730,240
        2,000    5.625%, 7/01/24                                                        7/08 at 100      BBB-              1,684,740

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 3.9%

        4,345   Bucks County Redevelopment Authority, Pennsylvania, Second              8/03 at 100      Baa2              4,296,206
                 Lien Multifamily Mortgage Revenue Bonds (Country Commons
                 Apartments Section 8 Assisted), Series 1993A, 6.200%, 8/01/14
                 (Alternative Minimum Tax)

        1,635   Luzerne County Housing Corporation, Pennsylvania, Mortgage              7/03 at 100       Aaa              1,644,974
                 Revenue Refunding Bonds (FHA-Insured  Mortgage Loan - Freeland
                 Apartments Section 8 Assisted Project), Series 1993, 6.125%, 7/15/23

        5,000   Pennsylvania Housing Finance Agency, Rental Housing Refunding           7/02 at 102       AAA              5,131,650
                 Bonds, Issue of 1992, 6.400%, 7/01/12

        2,345   Swissvale Housing Development Corporation (An Instrumentality           7/03 at 100       Aa2              2,359,633
                 of the Allegheny County Housing Authority), Pennsylvania,
                 Multifamily Mortgage Revenue Refunding Bonds (FHA-Insured
                 Mortgage Loan - Swissvale Section 8 Assisted Project),
                 Series 1993C, 6.100%, 7/01/22

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.3%

        1,350   Allegheny County Residential Finance Authority, Pennsylvania,          11/10 at 100       Aaa              1,375,731
                 Single Family Mortgage Revenue Bonds, 2000 Series II-2,
                 5.900%, 11/01/32 (Alternative Minimum Tax)

        2,000   Pennsylvania Housing Finance Agency, Single Family Mortgage            10/03 at 102       AA+              2,014,220
                 Revenue Bonds, Series 1993-37A, 5.450%, 10/01/17

        1,120   Pennsylvania Housing Finance Agency, Single Family Mortgage            No Opt. Call       AA+              1,249,394
                 Revenue Bonds, Series 1996-47, 6.750%, 10/01/06
                 (Alternative Minimum Tax)

        3,305   Pennsylvania Housing Finance Agency, Single Family Mortgage             4/06 at 102       AA+              3,410,066
                 Revenue Bonds, Series 1996-51, 6.375%, 4/01/28
                 (Alternative Minimum Tax)

        2,380   Pennsylvania Housing Finance Agency, Single Family Mortgage            10/06 at 102       AA+              2,454,922
                 Revenue Bonds, Series 1997-54A, 6.150%, 10/01/22
                 (Alternative Minimum Tax)

                Pennsylvania Housing Finance Agency, Single Family Mortgage
                Revenue Bonds, Series 1997-56A:
        1,500    6.050%, 10/01/16 (Alternative Minimum Tax)                             4/07 at 102       AA+              1,559,895
        4,000    6.150%, 10/01/27 (Alternative Minimum Tax)                             4/07 at 102       AA+              4,121,520

        1,630   Pennsylvania Housing Finance Agency, Single Family Mortgage         4/07 at 101 1/2       AA+              1,655,102
                  Revenue Bonds, Series 1997-58A, 5.950%, 10/01/28
                 (Alternative Minimum Tax)

        1,645   Pennsylvania Housing Finance Agency, Single Family Mortgage        10/07 at 101 1/2       AA+              1,729,718
                 Revenue Bonds, Series 1997-59A, 5.700%, 4/01/17
                 (Alternative Minimum Tax)

        1,190   Pennsylvania Housing Finance Agency, Single Family Mortgage         4/08 at 101 1/2       AA+              1,190,666
                 Revenue Bonds, Series 1998-62A, 5.500%, 10/01/22
                 (Alternative Minimum Tax)

        1,500   Pittsburgh Urban Redevelopment Authority, Pennsylvania,                 4/06 at 102       AAA              1,546,305
                 Mortgage Revenue Bonds, 1996 Series C, 6.500%, 10/01/23
                 (Alternative Minimum Tax)

                Pittsburgh Urban Redevelopment Authority, Pennsylvania, Mortgage
                Revenue Bonds, 1997 Series A:
          845    6.150%, 10/01/16 (Alternative Minimum Tax)                             4/07 at 102       AAA                884,174
          765    6.200%, 10/01/21 (Alternative Minimum Tax)                             4/07 at 102       AAA                793,994

        1,375   Pittsburgh Urban Redevelopment Authority, Pennsylvania, Mortgage        4/03 at 102       AAA              1,419,976
                 Revenue Bonds, 1992 Series D, 6.500%, 4/01/17

        2,460   Pittsburgh Urban Redevelopment Authority, Pennsylvania, Mortgage        4/03 at 102       AAA              2,538,376
                 Revenue Bonds, 1992 Series C-1, 6.800%, 10/01/25
                 (Alternative Minimum Tax)

          615   Pittsburgh Urban Redevelopment Authority, Pennsylvania, Mortgage        4/04 at 102       AAA                644,717
                 Revenue Bonds, 1994 Series B, 6.950%, 10/01/10
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL/OTHER - 0.6%

        2,165   Montgomery County Industrial Development Authority,                     6/03 at 102       N/R              2,144,606
                 Pennsylvania, Health Facilities Revenue Bonds (Emergency
                 Care Research Institute), Series 1993, 6.850%, 6/01/13

    PRINCIPAL                                                                              OPTIONAL       CALL                MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM CARE - 3.1%

$       1,230   Pennsylvania Economic Development Financing Authority, Revenue          6/08 at 100       BBB         $      886,375
                 Bonds (Northwestern Human Services, Inc. Project), Series 1998A,
                 5.250%, 6/01/28

                Pennsylvania Economic Development Financing Authority, Revenue
                Bonds (Dr. Gertrude A. Barber Center Inc.), Series 2000:
        1,000    6.150%, 12/01/20                                                      No Opt. Call        AA              1,000,490
        2,000    5.900%, 12/01/30                                                      12/10 at 100        AA              2,038,880

                Philadelphia Authority for Industrial Development, Pennsylvania,
                Healthcare Facilities Revenue Bonds (Pauls Run), Series 1998A:
        1,350    5.750%, 5/15/18                                                        5/08 at 102       N/R              1,231,038
        1,650    5.875%, 5/15/28                                                        5/08 at 102       N/R              1,462,049

        4,000   Philadelphia Hospital and Higher Educational Facilities Authority,      8/03 at 102      BBB+              4,134,440
                 Pennsylvania, Revenue Refunding Bonds (Philadelphia MR
                 Project), Series 1992, 5.625%, 8/01/04

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 6.0%

                Chichester School District, Delaware County, Pennsylvania,
                General Obligation Bonds, Series 1999:
        3,125    0.000%, 3/01/23                                                       No Opt. Call       AAA                994,094
        3,125    0.000%, 3/01/24                                                       No Opt. Call       AAA                937,688
        3,125    0.000%, 3/01/25                                                       No Opt. Call       AAA                886,125

        2,110   Fayette County, Pennsylvania, General Obligation Bonds,                11/10 at 100       AAA              2,166,316
                 Series 2000, 5.625%, 11/15/28

                City of Harrisburg Redevelopment Authority, Dauphin County,
                Pennsylvania, Guaranteed Revenue Bonds, Series 1998B:
        1,750    0.000%, 5/01/22                                                    5/16 at 75 9/16       AAA                536,183
        2,750    0.000%, 11/01/22                                                    5/16 at 73 5/8       AAA                818,400
        2,750    0.000%, 5/01/23                                                   5/16 at 71 23/32       AAA                790,185
        2,750    0.000%, 11/01/23                                                    5/16 at 69 7/8       AAA                767,415

        4,305   Montgomery County, Pennsylvania, General Obligation Bonds,             10/06 at 100       Aaa              4,350,203
                 Series 1996B, 5.375%, 10/15/21

        2,000   Philadelphia School District, Pennsylvania, General Obligation         No Opt. Call       AAA              2,247,420
                 Refunding Bonds, Series 1995A,  6.250%, 9/01/09

        3,500   Philadelphia School District, Pennsylvania, General Obligation          4/09 at 100       AAA              3,093,510
                 Bonds, Series 1999A, 4.500%, 4/01/23

        1,700   Pine-Richland School District, Allegheny County, Pennsylvania,          9/11 at 100       AAA              1,621,069
                 General Obligation Refunding Bonds, Series 2001, 5.000%, 9/01/29

        1,535   Stroudsburg Area School District, Monroe County, Pennsylvania,          4/12 at 100       AAA              1,511,346
                 General Obligation Bonds, Series 2001A, 5.000%, 4/01/19

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 8.0%

        4,060   Delaware Valley Regional Finance Authority, Pennsylvania,               4/06 at 100       AAA              4,250,495
                 Local Government Revenue Bonds, Series A, 6.000%, 4/15/26

                Pennsylvania Industrial Development Authority, Economic Development
                Revenue Bonds, Series 1994:
        2,000    7.000%, 7/01/06                                                       No Opt. Call       AAA              2,268,200
        1,550    7.000%, 1/01/07                                                       No Opt. Call       AAA              1,762,986
        1,000    7.000%, 7/01/07                                                       No Opt. Call       AAA              1,144,950

        9,000   Pittsburgh and Allegheny County Public Auditorium Authority,            8/09 at 101       AAA              7,766,910
                 Pennsylvania, Hotel Room Excise Tax Revenue Bonds,
                 Series 1999, 4.500%, 2/01/29

       11,725   Southeastern Pennsylvania Transportation Authority, Special             3/09 at 101       AAA             10,618,395
                 Revenue Bonds, Series 1999A, 4.750%, 3/01/29

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 6.9%

        2,300   Allegheny County, Pennsylvania, Airport Revenue Refunding               1/08 at 101       AAA              2,271,963
                 Bonds (Pittsburgh International Airport), Series 1997A,
                 5.250%, 1/01/16 (Alternative Minimum Tax)

        2,000   Pennsylvania Economic Development Financing Authority,                  5/11 at 101        A3              2,014,920
                 Exempt Facilities Revenue Bonds (Amtrak Project), Series 2001A,
                 6.250%, 11/01/31 (Alternative Minimum Tax)


             Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY) (continued)
                    Portfolio of Investments December 31, 2001 (Unaudited)
    PRINCIPAL                                                                              OPTIONAL       CALL                MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION (continued)

$       3,575   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,              12/11 at 101       AAA         $    3,404,365
                 2001 Series R, 5.000%, 12/01/30

       10,000   Philadelphia Authority for Industrial Development, Pennsylvania,        7/11 at 101       AAA              9,680,500
                 Airport Revenue Bonds (Philadelphia Airport System Project),
                 Series 2001A, 5.250%, 7/01/28 (Alternative Minimum Tax)

        6,525   Pittsburgh and Allegheny County Sports and Exhibition Authority,       12/06 at 100       Aaa              6,467,906
                 Pennsylvania, Parking Revenue Bonds, Series 2001A,
                 5.350%, 12/01/26

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 17.3%

          750   Allegheny County Hospital Development Authority, Pennsylvania,          6/02 at 102    N/R***                781,313
                 Health and Education Revenue Bonds (The Rehabilitation Institute
                 of Pittsburgh Project), Series 1992, 7.000%, 6/01/22 (Pre-refunded to 6/01/02)

        3,000   Allegheny County Hospital Development Authority, Pennsylvania,         11/02 at 100       AAA              3,111,240
                 Health Center Revenue Bonds  (Presbyterian University Health
                 System, Inc. Project), Series 1992A, 6.250%, 11/01/23
                 (Pre-refunded to 11/01/02)

        2,000   Bangor Area School District, Northampton County, Pennsylvania,          3/06 at 100       AAA              2,148,260
                 General Obligation Bonds, Series  1996B, 5.500%, 3/15/18
                 (Pre-refunded to 3/15/06)

        2,500   Bensalem Township School District, Bucks County, Pennsylvania,          7/06 at 100       AAA              2,736,500
                 General Obligation Bonds, Series  1996, 5.875%, 7/15/16
                 (Pre-refunded to 7/15/06)

                Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania,
                Water Revenue Bonds, Series 1992A:
        3,785    6.100%, 11/15/18 (Pre-refunded to 11/15/02)                           11/02 at 100       AAA              3,926,673
        3,100    6.100%, 11/15/21 (Pre-refunded to 11/15/02)                           11/02 at 100       AAA              3,216,033

       17,895   Harrisburg Authority, Dauphin County, Pennsylvania, Tax-Exempt          9/07 at 100       AAA             19,431,644
                 Revenue Bonds (City of Harrisburg Project), 1997 Series II,
                 5.625%, 9/15/22 (Pre-refunded to 9/15/07)

        3,500   Hollidaysburg Sewer Authority, Pennsylvania, Guaranteed Sewer           1/03 at 100       AAA              3,647,945
                 Revenue Bonds, Series 1993, 6.100%, 1/01/23 (Pre-refunded
                 to 1/01/03)

        1,500   Ligonier Valley School District, Westmoreland County, Pennsylvania,     3/04 at 100       AAA              1,598,265
                 General Obligation Bonds, Series 1994, 6.000%, 3/01/23
                 (Pre-refunded to 3/01/04)

        2,015   Montgomery County Higher Educational and Health Authority,              6/03 at 102       AAA              2,156,655
                 Pennsylvania, Hospital Revenue Bonds (Abington Memorial
                 Hospital), Series 1993A, 6.000%, 6/01/22 (Pre-refunded to 6/01/03)

        1,515   Pennsylvania Higher Educational Facilities Authority, College and      No Opt. Call       Aaa              1,796,548
                 University Revenue Bonds, 9th Series, 7.625%, 7/01/15

        1,005   Philadelphia Hospitals and Higher Educational Facilities Authority,     5/04 at 102       AAA              1,096,395
                 Pennsylvania, Community College  Revenue Bonds (Community
                 College of Philadelphia), Series 1994, 6.100%, 5/01/10
                 (Pre-refunded to 5/01/04)

                City of Philadelphia, Pennsylvania, Water and Wastewater Revenue
                Bonds, Series 1993:
          955    5.750%, 6/15/13 (Pre-refunded to 6/15/03)                              6/03 at 102       AAA              1,020,036
          915    5.500%, 6/15/14 (Pre-refunded to 6/15/03)                              6/03 at 102       AAA                974,054

                Philadelphia Hospitals and Higher Educational Facilities
                Authority, Pennsylvania, Hospital Revenue Bonds (Presbyterian
                Medical Center of Philadelphia), Series 1993:
        1,000    6.500%, 12/01/11                                                      12/03 at 102       AAA              1,132,170
        3,690    6.650%, 12/01/19                                                      12/03 at 102       AAA              4,314,274

        1,750   Pine-Richland School District, Allegheny County, Pennsylvania,          9/03 at 100       AAA              1,856,820
                 General Obligation Bonds, Series  1993A, 6.100%, 9/01/18
                 (Pre-refunded to 9/01/03)

        2,500   Schuylkill Valley School District, Berks County, Pennsylvania,          4/03 at 100       AAA              2,611,425
                 General Obligation Bonds, Series  1993, 5.850%, 4/15/13
                 (Pre-refunded to 4/15/03)

        1,650   Borough of West View Municipal Authority, Allegheny County,            No Opt. Call       AAA              2,287,098
                 Pennsylvania, Special Obligation Bonds, Series 1985A,
                 9.500%, 11/15/14

    PRINCIPAL                                                                              OPTIONAL       CALL                MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 12.1%

$       8,000   Beaver County Industrial Development Authority, Pennsylvania,           6/08 at 102       AAA         $    7,928,240
                 Exempt Facilities Revenue Bonds (Shippingport Project),
                 1998 Series A, 5.375%, 6/01/28 (Alternative Minimum Tax)

        3,990   Carbon County Industrial Development Authority, Pennsylvania,          No Opt. Call      BBB-              4,203,146
                 Resource Recovery Revenue Refunding Bonds (Panther Creek
                 Partners Project), 2000 Series, 6.650%, 5/01/10
                 (Alternative Minimum Tax)

        7,590   Indiana County Industrial Development Authority, Pennsylvania,          5/07 at 102       AAA              7,873,335
                 Pollution Control Revenue Bonds (Metropolitan Edison Company
                 Project), 1997 Series A, 5.950%, 5/01/27 (Alternative Minimum Tax)

        2,000   Indiana County Industrial Development Authority, Pennsylvania,          6/12 at 101      Baa1              1,953,620
                 Pollution Control Revenue Refunding Bonds (PSEG Power LLC
                 Project), Series 2001A, 5.850%, 6/01/27 (Alternative Minimum Tax)

       13,500   Lehigh County Industrial Development Authority, Pollution Control      11/02 at 102       AAA             14,169,330
                 Revenue Refunding Bonds  (Pennsylvania Power and Light
                 Company Project), 1992 Series A, 6.400%, 11/01/21

        6,000   City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds,            7/09 at 101       AAA              5,682,840
                 1998 General Ordinance Second Series, 5.000%, 7/01/29

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 10.6%

        2,000   Allegheny County Sanitary Authority, Pennsylvania, Sewer               12/10 at 101       AAA              2,036,880
                 Revenue Bonds, Series 2000, 5.500%, 12/01/30

        1,975   Delaware County Industrial Development Authority, Pennsylvania,         6/02 at 102       AAA              2,047,127
                 Water Facilities Revenue Refunding Bonds (Philadelphia Suburban
                 Water Company Project), Series 1992, 6.500%, 6/01/10

        7,350   Luzerne County Industrial Development Authority, Exempt Facilities     10/02 at 102        A3              7,592,035
                 Revenue Refunding Bonds  (Pennsylvania Gas and Water Company
                 Project), 1992 Series A, 7.200%, 10/01/17 (Alternative
                 Minimum Tax)

        4,500   Luzerne County Industrial Development Authority, Exempt Facilities     12/02 at 102        A3              4,657,859
                 Revenue Bonds (Pennsylvania Gas and Water Company Project),
                 1992 Series B, 7.125%, 12/01/22 (Alternative Minimum Tax)

        3,360   Mercer County Industrial Development Authority, Water Facilities        7/10 at 100       AAA              3,520,473
                 Revenue Bonds (Consumers Pennsylvania Water Company -
                 Shenango Valley Division Project), Series 2000, 6.000%, 7/01/30
                 (Alternative Minimum Tax)

        5,500   Northumberland County Industrial Development Authority,                10/03 at 102       N/R              5,271,089
                 Pennsylvania, Exempt Facilities Revenue Bonds  (Roaring Creek
                 Water Company Project), 1993 Series, 6.375%, 10/15/23
                 (Alternative Minimum Tax)

                City of Philadelphia, Pennsylvania, Water and Wastewater
                Revenue Bonds, Series 1995:
        3,000    6.750%, 8/01/05                                                       No Opt. Call       AAA              3,337,859
        2,730    6.250%, 8/01/10                                                       No Opt. Call       AAA              3,078,538

                City of Philadelphia, Pennsylvania, Water and Wastewater Revenue
                Bonds, Series 1993:
        1,380    5.750%, 6/15/13                                                        6/03 at 102       AAA              1,448,999
        1,385    5.500%, 6/15/14                                                        6/03 at 102       AAA              1,425,039

       10,000   Pittsburgh Water and Sewer Authority, Pennsylvania, Water and          No Opt. Call       AAA              2,166,799
                 Sewer System First Lien Revenue Bonds, Series 1998B,
                 0.000%, 9/01/28
------------------------------------------------------------------------------------------------------------------------------------
$     361,780   Total Investments (cost $331,498,515) - 99.2%                                                            343,549,814
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.8%                                                                       2,788,437
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $  346,338,251
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a delayed delivery basis.

                                 See accompanying notes to financial statements.

                            Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM)

                            Portfolio of
                                    Investments December 31, 2001 (Unaudited)

    PRINCIPAL                                                                              OPTIONAL       CALL               MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
-----------------------------------------------------------------------------------------------------------------------------------

                CONSUMER CYCLICALS - 3.0%

$       3,000   Pennsylvania Economic Development Financing Authority, Exempt          11/08 at 102       N/R        $    2,143,230
                 Facilities Revenue Bonds (National Gypsum Project), Series 1997B,
                 6.125%, 11/01/27

-----------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.0%

        3,700   Pennsylvania Economic Development Financing Authority, Solid           No Opt. Call       AA-             3,629,737
                 Waste Disposal Revenue Bonds (Procter & Gamble Paper Project),
                 Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 21.2%

        2,750   Bucks County Industrial Development Authority, Pennsylvania,            9/11 at 100       Aaa             2,668,160
                 Revenue Bonds (George School Project), Series 2001,
                 5.125%, 9/15/31

        1,825   Delaware County Authority, Pennsylvania, College Revenue               10/11 at 100      BBB-             1,806,057
                 Refunding Bonds (Neumann College), Series 2001, 6.000%, 10/01/31

        2,370   Montgomery County Industrial Development Authority,                     8/07 at 100       AAA             2,360,662
                 Pennsylvania, Revenue Bonds (Hill School Project), Series 1997,
                 5.350%, 8/15/27

        1,800   Pennsylvania Higher Educational Facilities Authority, Commonwealth      4/08 at 102      BBB-             1,670,796
                 of Pennsylvania,  Revenue Bonds (Geneva College), Series 1998,
                 5.375%, 4/01/23

        3,500   Pennsylvania Higher Educational Facilities Authority, Revenue Bonds     7/11 at 101       AAA             3,321,570
                  (Temple University), First Series 2001, 5.000%, 7/15/31

        1,500   Pennsylvania Higher Educational Facilities Authority, College and       7/11 at 100        AA             1,437,990
                 University Revenue Bonds (Moravian College Project), Series 2001,
                 5.375%, 7/01/31

        2,000   West Cornwall Township Municipal Authority, Pennsylvania, College      12/11 at 100      BBB+             1,988,220
                 Revenue Bonds (Elizabethtown College Project), Series 2001,
                 6.000%, 12/15/27 (DD, settling 1/04/02)

-----------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 15.0%

        2,500   Chester County Health and Educational Facilities Authority,             5/08 at 101       AA-             2,408,725
                 Pennsylvania, Health System Revenue Bonds (Jefferson Health
                 System), Series 1997B, 5.375%, 5/15/27

        3,000   Geisinger Authority, Montour County, Pennsylvania, Health System        8/08 at 101        AA             2,739,510
                 Revenue Bonds (Geisinger Health System), Series 1998A, 5.000%, 8/15/28

        2,900   Pennsylvania Higher Educational Facilities Authority, UPMC              1/11 at 101        A+             2,929,290
                 Health System Revenue Bonds, Series 2001A, 6.000%, 1/15/31

        2,850   West Shore Area Hospital Authority, Cumberland County,                  1/12 at 100      BBB+             2,815,772
                 Pennsylvania, Hospital Revenue Bonds (Holy Spirit Hospital of
                 the Sisters of Christian Charity Project), Series 2001,
                 6.250%, 1/01/32

-----------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 3.1%

        2,325   Allegheny County Residential Finance Authority, Pennsylvania,          11/08 at 102       Aaa             2,280,825
                 Single Family Mortgage Revenue Bonds, 1998 Series DD-2,
                 5.400%, 11/01/29 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 6.7%

        2,100   Lancaster County Hospital Authority, Pennsylvania, Health Center       12/11 at 100        A-             2,059,827
                 Revenue Bonds (Willow Valley Retirement Communities Project),
                 Series 2001, 5.875%, 6/01/31

        2,875   Philadelphia Authority for Industrial Development, Pennsylvania,        7/11 at 101       AAA             2,813,791
                 Revenue Bonds (Philadelphia Corporation for the Aging Project),
                 Series 2001B, 5.250%, 7/01/31

    PRINCIPAL                                                                              OPTIONAL       CALL               MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
-----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 17.2%

                Lake-Lehman School District, Luzerne County, Pennsylvania, General
                Obligation Bonds, Series 2001:
$       1,315    0.000%, 4/01/25                                                       No Opt. Call       AAA        $      351,026
        1,315    0.000%, 4/01/26                                                       No Opt. Call       AAA               330,867
        1,065    0.000%, 4/01/27                                                       No Opt. Call       AAA               253,140

        1,105   Oxford Area School District, Chester County, Pennsylvania, General      2/12 at 100       AAA             1,147,951
                 Obligation Bonds, 2001 Series A, 5.500%, 2/15/17 (DD,
                 settling 1/04/02)

        3,700   Plum Borough School District, Allegheny County, Pennsylvania,           9/11 at 100       AAA             3,664,480
                 General Obligation Bonds, Series 2001, 5.250%, 9/15/30

        9,270   Reading School District, Berks County, Pennsylvania, General       7/11 at 54 19/32       AAA             2,924,592
                 Obligation Bonds, Series 2001A, 0.000%, 1/15/22

        2,625   Sto-Rox School District, Allegheny County, Pennsylvania, General       12/11 at 100       AAA             2,556,461
                 Obligation Bonds, Series 2001 Refunding, 5.125%, 12/15/29

        1,230   Stroudsburg Area School District, Monroe County, Pennsylvania,          4/12 at 100       AAA             1,238,241
                 General Obligation Bonds, Series 2001A, 5.000%, 4/01/15

-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 14.1%

        1,500   Allegheny County Port Authority, Pennsylvania, Special Transportation   3/11 at 101       AAA             1,431,960
                 Revenue Bonds, Series 2001, 5.000%, 3/01/29

        3,750   Pennsylvania Turnpike Commission, Oil Franchise Tax Senior Revenue     12/08 at 100       AAA             3,407,063
                 Bonds, Series 1998A, 4.750%, 12/01/27

        2,945   Pennsylvania Turnpike Commission, Registration Fee Revenue              7/11 at 101       AAA             2,996,567
                 Bonds, Series 2001, 5.500%, 7/15/33

        2,500   Pittsburgh and Allegheny County Public Auditorium Authority,            8/09 at 101       AAA             2,387,175
                 Pennsylvania, Regional Asset District Sales Tax Revenue Bonds,
                 Series 1999, 5.000%, 2/01/29

-----------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 10.8%

        2,000   Pennsylvania Economic Development Financing Authority,                  5/11 at 101        A3             2,014,920
                 Exempt Facilities Revenue Bonds (Amtrak Project), Series 2001A,
                 6.250%, 11/01/31 (Alternative Minimum Tax)

        3,750   Philadelphia Authority for Industrial Development, Pennsylvania,        7/11 at 101       AAA             3,630,188
                 Airport Revenue Bonds (Philadelphia Airport System Project),
                 Series 2001A, 5.250%, 7/01/28 (Alternative Minimum Tax)

        2,210   Pittsburgh and Allegheny County Sports and Exhibition Authority,       12/06 at 100       Aaa             2,190,663
                 Pennsylvania, Parking Revenue Bonds, Series 2001A,
                 5.375%, 12/01/30

-----------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 6.7%

        4,840   City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds,            7/03 at 102       BBB             4,859,504
                 Fourteenth Series, 6.375%, 7/01/26
-----------------------------------------------------------------------------------------------------------------------------------
$      86,115   Total Investments (cost $73,803,446) - 102.8%                                                            74,458,960
=============----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (2.8)%                                                                   (2,038,550)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $   72,420,410
                ===================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings:  Using  the  higher  of  Standard  & Poor's or
                         Moody's rating.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a delayed delivery basis.

                                 See accompanying notes to financial statements.


Statement of
      Net Assets December 31, 2001 (Unaudited)

                                    NEW JERSEY       NEW JERSEY        NEW JERSEY      PENNSYLVANIA     PENNSYLVANIA    PENNSYLVANIA
                                    INVESTMENT          PREMIUM          DIVIDEND        INVESTMENT          PREMIUM        DIVIDEND
                                       QUALITY           INCOME         ADVANTAGE           QUALITY         INCOME 2       ADVANTAGE
                                         (NQJ)            (NNJ)             (NXJ)             (NQP)            (NPY)           (NXM)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal
   securities,
   at market value                $452,733,635     $270,566,038      $137,368,236      $363,800,725     $343,549,814     $74,458,960
Temporary investments in
   short-term municipal
   securities, at amortized
   cost, which approximates
   market value                             --        2,000,000                --                --               --              --
Cash                                     2,014          467,977                73         2,195,181          434,497         135,339
Receivables:
   Interest                          8,012,506        4,609,482         2,750,025         5,063,070        5,286,150       1,153,925
   Investments sold                  8,960,000          570,000                --         3,130,000           15,000              --
Other assets                            25,569           19,363             6,607            20,864           33,581           5,609
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                 469,733,724      278,232,860       140,124,941       374,209,840      349,319,042      75,753,833
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payables:
   Bank borrowings                     841,058               --         1,403,170                --               --              --
   Investments purchased             8,474,837        4,085,888                --         9,592,200        2,494,510       3,152,044
Accrued expenses:
   Management fees                     248,080          149,216            41,095           197,679          188,033          21,605
   Other                               423,468          337,418           149,966           250,129          282,534         152,377
Preferred share dividends payable       31,285           18,145            14,203            30,972           15,714           7,397
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities             10,018,728        4,590,667         1,608,434        10,070,980        2,980,791       3,333,423
------------------------------------------------------------------------------------------------------------------------------------
Net assets                        $459,714,996     $273,642,193      $138,516,507      $364,138,860     $346,338,251     $72,420,410
====================================================================================================================================
Preferred shares, at
  liquidation value               $162,000,000     $ 91,600,000      $ 48,000,000      $132,000,000     $118,100,000     $25,000,000
====================================================================================================================================
Preferred shares outstanding             6,480            3,664             1,920             5,280            4,724           1,000
====================================================================================================================================
Common shares outstanding           20,157,235       12,012,930         6,547,000        16,199,174       15,747,462       3,295,900
====================================================================================================================================
Net asset value per Common share
   outstanding (net assets less
   Preferred shares at liquidation
   value, divided by Common
   shares outstanding)            $      14.77     $      15.15      $      13.83      $      14.33     $      14.49     $     14.39
====================================================================================================================================


                                 See accompanying notes to financial statements.


Statement of
      Operations Six Months Ended December 31, 2001 (Unaudited)
                                    NEW JERSEY       NEW JERSEY        NEW JERSEY      PENNSYLVANIA     PENNSYLVANIA   PENNSYLVANIA
                                    INVESTMENT          PREMIUM          DIVIDEND        INVESTMENT          PREMIUM       DIVIDEND
                                       QUALITY           INCOME         ADVANTAGE           QUALITY         INCOME 2      ADVANTAGE
                                         (NQJ)            (NNJ)             (NXJ)             (NQP)            (NPY)          (NXM)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                  $13,159,949       $ 7,505,248      $ 3,734,752       $10,604,189       $9,882,242     $2,036,581
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                      1,490,514           897,112          465,387         1,193,110        1,128,363        242,728
Preferred shares - auction fees        204,165           115,442           60,493           166,356          148,838         31,507
Preferred shares - dividend
   disbursing agent fees                15,123            15,123            5,042            15,123           15,123          5,042
Shareholders' servicing agent
   fees and expenses                    21,129            13,132            4,033            24,884           20,271          4,033
Custodian's fees and expenses           74,386            43,637           29,868            62,009           50,127         19,164
Directors'/Trustees' fees
   and expenses                          2,011             1,168            1,008             1,636            1,479          1,008
Professional fees                       12,887             8,854           12,186            10,871            9,358         12,186
Shareholders' reports - printing
   and mailing expenses                 26,927            11,092           17,541            23,291           14,267         19,379
Stock exchange listing fees             12,602            12,230              504            12,560           12,230            504
Investor relations expense              34,207            22,067               --            30,943           26,989             --
Other expenses                          14,845            10,546            3,085            11,815           11,484          2,667
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian
   fee credit and expense
   reimbursement                     1,908,796         1,150,403          599,147         1,552,598        1,438,529        338,218
   Custodian fee credit                (22,825)          (13,272)         (34,897)          (21,456)         (11,861)        (7,265)
   Expense reimbursement                    --                --         (215,299)               --               --       (112,028)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                         1,885,971         1,137,131          348,951         1,531,142        1,426,668        218,925
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income               11,273,978         6,368,117        3,385,801         9,073,047        8,455,574      1,817,656
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
FROM INVESTMENTS
Net realized gain (loss) from
   investment transactions             785,634           951,043         (327,437)        1,581,223          970,520         85,021
Change in net unrealized
   appreciation (depreciation) of
   investments                      (6,548,731)       (2,855,506)      (3,414,281)       (5,846,779)        (739,020)      (450,683)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments    (5,763,097)       (1,904,463)      (3,741,718)       (4,265,556)         231,500       (365,662)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                 $ 5,510,881       $ 4,463,654      $  (355,917)      $ 4,807,491       $8,687,074     $1,451,994
===================================================================================================================================

                                 See accompanying notes to financial statements.


Statement of
      Changes in Net Assets (Unaudited)
                                                        NEW JERSEY INVESTMENT QUALITY (NQJ)        NEW JERSEY PREMIUM INCOME (NNJ)
                                                       -------------------------------------    -----------------------------------
                                                       SIX MONTHS ENDED           YEAR ENDED    SIX MONTHS ENDED         YEAR ENDED
                                                               12/31/01              6/30/01            12/31/01            6/30/01
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                      $ 11,273,978         $ 23,745,271         $ 6,368,117       $ 12,839,204
Net realized gain (loss) from investment transactions           785,634              610,427             951,043           (269,314)
Change in net unrealized appreciation (depreciation)
   of investments                                            (6,548,731)          10,985,354          (2,855,506)        12,204,840
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations         5,510,881           35,341,052           4,463,654         24,774,730
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income:
   Common shareholders                                       (9,237,567)         (18,380,712)         (5,021,405)        (9,790,538)
   Preferred shareholders                                    (1,559,057)          (5,489,183)           (850,965)        (3,029,141)
From accumulated net realized gains from
   investment transactions:
   Common shareholders                                               --                   --                  --                 --
   Preferred shareholders                                            --                   --                  --                 --
Decrease in net assets from distributions to shareholders   (10,796,624)         (23,869,895)         (5,872,370)       (12,819,679)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
 Common shares:
   Net proceeds from sale of shares                                  --                   --                  --                 --
   Net proceeds from shares issued to shareholders
      due to reinvestment of distributions                    1,215,920            1,503,374                  --                 --
Preferred shares:
   Net proceeds from sale of shares                                  --                   --                  --                 --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions    1,215,920            1,503,374                  --                 --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                        (4,069,823)          12,974,531          (1,408,716)        11,955,051
Net assets at the beginning of period                       463,784,819          450,810,288         275,050,909        263,095,858
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                            $459,714,996         $463,784,819        $273,642,193       $275,050,909
===================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end of period              $  1,048,249         $    518,230        $  1,018,888       $    266,422
===================================================================================================================================

                                 See accompanying notes to financial statements.

                                                         NEW JERSEY DIVIDEND ADVANTAGE (NXJ)   PENNSYLVANIA INVESTMENT QUALITY (NQP)
                                                       -------------------------------------   ------------------------------------
                                                                                    FOR THE
                                                                             PERIOD 3/28/01
                                                                              (COMMENCEMENT
                                                       SIX MONTHS ENDED       OF OPERATIONS)    SIX MONTHS ENDED         YEAR ENDED
                                                               12/31/01      THROUGH 6/30/01            12/31/01            6/30/01
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                       $ 3,385,801           $  931,588         $ 9,073,047       $ 19,820,618
Net realized gain (loss) from investment transactions          (327,437)              (6,266)          1,581,223         (4,837,654)
Change in net unrealized appreciation (depreciation)
   of investments                                            (3,414,281)           1,407,354          (5,846,779)         7,489,584
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations          (355,917)           2,332,676           4,807,491         22,472,548
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income:
   Common shareholders                                       (2,789,022)            (929,674)         (7,375,836)       (14,691,950)
   Preferred shareholders                                      (525,057)            (169,574)         (1,373,030)        (4,889,041)
From accumulated net realized gains from
   investment transactions:
   Common shareholders                                               --                   --                  --                 --
   Preferred shareholders                                            --                   --                  --                 --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders    (3,314,079)          (1,099,248)         (8,748,866)       (19,580,991)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                  --           93,489,300                  --                 --
   Net proceeds from shares issued to shareholders
      due to reinvestment of distributions                           --                   --             892,287            771,056
Preferred shares:
   Net proceeds from sale of shares                                  --           47,363,500                  --                 --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions           --          140,852,800             892,287            771,056
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                        (3,669,996)         142,086,228          (3,049,088)         3,662,613
Net assets at the beginning of period                       142,186,503              100,275         367,187,948        363,525,335
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                            $138,516,507         $142,186,503        $364,138,860       $367,187,948
===================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end of period              $    (95,938)        $   (167,660)       $    517,831       $    132,323
===================================================================================================================================

                                 See accompanying notes to financial statements.


Statement of
      Changes in Net Assets (Unaudited) (continued)

                                                        PENNSYLVANIA PREMIUM INCOME 2 (NPY)   PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
                                                       ------------------------------------   -------------------------------------
                                                                                                                            FOR THE
                                                                                                                     PERIOD 3/29/01
                                                                                                                      (COMMENCEMENT
                                                       SIX MONTHS ENDED           YEAR ENDED   SIX MONTHS ENDED      OF OPERATIONS)
                                                               12/31/01              6/30/01           12/31/01     THROUGH 6/30/01
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                       $ 8,455,574         $ 16,832,591        $ 1,817,656          $  450,226
Net realized gain (loss) from investment transactions           970,520            1,159,672             85,021                  12
Change in net unrealized appreciation (depreciation)
   of investments                                              (739,020)          13,740,217           (450,683)          1,115,126
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations         8,687,074           31,732,480          1,451,994           1,565,364
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income:
   Common shareholders                                       (6,629,681)         (12,445,233)        (1,433,717)           (477,907)
   Preferred shareholders                                    (1,196,367)          (4,234,820)          (270,077)            (88,700)
From accumulated net realized gains from
   investment transactions:
   Common shareholders                                               --                   --            (41,536)                 --
   Preferred shareholders                                            --                   --             (9,362)                 --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders    (7,826,048)         (16,680,053)        (1,754,692)           (566,607)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
 Common shares:
   Net proceeds from sale of shares                                  --                   --                 --          47,014,826
   Net proceeds from shares issued to shareholders
      due to reinvestment of distributions                           --                   --                 --                  --
Preferred shares:
   Net proceeds from sale of shares                                  --                   --                 --          24,609,250
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions           --                   --                 --          71,624,076
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                           861,026           15,052,427           (302,698)         72,622,833
Net assets at the beginning of period                       345,477,225          330,424,798         72,723,108             100,275
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                            $346,338,251         $345,477,225        $72,420,410         $72,723,108
===================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end of period              $  1,677,229         $    784,663        $     6,410         $  (116,381)
===================================================================================================================================

                                 See accompanying notes to financial statements.


Notes to
      Financial Statements (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ), Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ), Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ), Nuveen Pennsylvania Investment Quality Municipal Fund (NQP), Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY) and Nuveen Pennsylvania Dividend Advantage Municipal Fund
(NXM). New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), Pennsylvania Investment Quality (NQJ) and Pennsylvania Premium Income (NPY) are traded on the New York Stock Exchange while New Jersey Dividend Advantage (NXJ) and Pennsylvania Dividend Advantage (NXM) are traded on the American Stock Exchange. Prior to the commencement of operations of New Jersey Dividend Advantage (NXJ) and Pennsylvania Dividend Advantage (NXM), each Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company and the recording of the organizational expenses ($15,000) and their reimbursement by Nuveen Investments, also a wholly owned subsidiary of The John Nuveen Company.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors/Trustees of the Funds may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At December 31, 2001, New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), Pennsylvania Investment Quality (NQP), Pennsylvania Premium Income
(NPY) and Pennsylvania Dividend Advantage (NXM) had outstanding when-issued and/or delayed delivery purchase commitments of $8,474,837, $4,085,888, $9,592,200, $2,494,510 and $3,152,044, respectively. There were no such outstanding purchase commitments in New Jersey Dividend Advantage (NXJ).

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities for financial reporting purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and applicable state and local income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds.

Notes to
    Financial Statements (Unaudited) (continued)


Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of such distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, are as follows:

                             NEW JERSEY   NEW JERSEY    NEW JERSEY PENNSYLVANIA PENNSYLVANIA PENNSYLVANIA
                             INVESTMENT      PREMIUM      DIVIDEND   INVESTMENT      PREMIUM     DIVIDEND
                                QUALITY       INCOME     ADVANTAGE      QUALITY     INCOME 2    ADVANTAGE
                                  (NQJ)        (NNJ)         (NXJ)        (NQP)        (NPY)        (NXM)
---------------------------------------------------------------------------------------------------------
Number of Shares:
   Series M                       3,200           --            --           --          844           --
   Series T                          --          624         1,920          880           --        1,000
   Series W                          --        1,440            --        2,400           --           --
   Series Th                      2,000        1,600            --        2,000        2,080           --
   Series F                       1,280           --            --           --        1,800           --
---------------------------------------------------------------------------------------------------------
Total                             6,480        3,664         1,920        5,280        4,724        1,000
=========================================================================================================

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended December 31, 2001.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs
Nuveen Investments has agreed to pay all offering costs (other than the sales load) that exceed $.03 per Common share for New Jersey Dividend Advantage (NXJ) and Pennsylvania Dividend Advantage (NXM). New Jersey Dividend Advantage's (NXJ) and Pennsylvania Dividend Advantage's (NXM) share of offering costs ($196,200 and $98,667, respectively) were recorded as a reduction of the proceeds from the sale of common shares.

Costs incurred by New Jersey Dividend Advantage (NXJ) and Pennsylvania Dividend Advantage (NXM) in connection with their offering of Preferred shares ($636,500 and $390,750, respectively) were recorded as a reduction of the proceeds from the sale of the Preferred shares.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Change in Accounting Policy
As required, effective July 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount on debt securities. Prior to July 1, 2001, the Funds did not accrete taxable market discounts on debt securities until they were sold. The cumulative effect of this accounting change had no impact on the total net assets or the net asset values of the Funds, but resulted in an increase in the cost of securities and a corresponding decrease in net unrealized appreciation or an increase in net unrealized depreciation based on securities held by the Funds on July 1, 2001, as follows:

                               NEW JERSEY   NEW JERSEY  NEW JERSEY PENNSYLVANIA PENNSYLVANIA PENNSYLVANIA
                               INVESTMENT      PREMIUM    DIVIDEND   INVESTMENT      PREMIUM     DIVIDEND
                                  QUALITY       INCOME   ADVANTAGE      QUALITY     INCOME 2    ADVANTAGE
                                    (NQJ)        (NNJ)       (NXJ)        (NQP)        (NPY)        (NXM)
---------------------------------------------------------------------------------------------------------
                                  $52,665     $256,719         $--      $61,327     $263,040       $8,929
=========================================================================================================


The effect of this change for the period ended December 31, 2001, was to increase net investment income with a corresponding decrease in net unrealized appreciation or an increase in net unrealized depreciation as follows:

                               NEW JERSEY   NEW JERSEY  NEW JERSEY PENNSYLVANIA PENNSYLVANIA PENNSYLVANIA
                               INVESTMENT      PREMIUM    DIVIDEND   INVESTMENT      PREMIUM     DIVIDEND
                                  QUALITY       INCOME   ADVANTAGE      QUALITY     INCOME 2    ADVANTAGE
                                    (NQJ)        (NNJ)       (NXJ)        (NQP)        (NPY)        (NXM)
---------------------------------------------------------------------------------------------------------
                                   $3,778      $19,313        $543      $21,399      $72,901      $24,017
=========================================================================================================

The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

2. FUND SHARES
Transactions in Common and Preferred shares were as follows:

                                  NEW JERSEY                    NEW JERSEY                     NEW JERSEY
                           INVESTMENT QUALITY (NQJ)         PREMIUM INCOME (NNJ)         DIVIDEND ADVANTAGE (NXJ)
                        ---------------------------   ----------------------------  --------------------------------
                                                                                                          FOR THE
                                                                                                      PERIOD 3/28/01
                                                                                                      (COMMENCEMENT
                                                                                                      OF OPERATIONS)
                        SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED     THROUGH
                            12/31/01        6/30/01       12/31/01        6/30/01        12/31/01         6/30/01
--------------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                       --         --              --            --            --           6,540,000
   Shares issued to shareholders
     due to reinvestment of
     distributions               77,466      99,285             --            --            --                --
--------------------------------------------------------------------------------------------------------------------
                                 77,466      99,285             --            --            --           6,540,000
====================================================================================================================
Preferred shares sold                --         --              --            --            --               1,920
====================================================================================================================

                               PENNSYLVANIA                 PENNSYLVANIA                       PENNSYLVANIA
                          INVESTMENT QUALITY (NQP)       PREMIUM INCOME 2 (NPY)           DIVIDEND ADVANTAGE (NXM)
                        ---------------------------   ----------------------------  --------------------------------
                                                                                                          FOR THE
                                                                                                      PERIOD 3/29/01
                                                                                                      (COMMENCEMENT
                                                                                                      OF OPERATIONS)
                        SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED     THROUGH
                            12/31/01        6/30/01       12/31/01        6/30/01        12/31/01         6/30/01
--------------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                       --         --              --             --           --           3,288,900
   Shares issued to shareholders
     due to reinvestment of
     distributions               58,199     51,443              --             --           --                  --
--------------------------------------------------------------------------------------------------------------------
                                 58,199     51,443              --             --           --           3,288,900
====================================================================================================================
Preferred shares sold                --         --              --             --           --               1,000
====================================================================================================================


Notes to
        Financial Statements (Unaudited) (continued)


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid February 1, 2002, to shareholders of record on January 15, 2002, as follows:

                             NEW JERSEY   NEW JERSEY    NEW JERSEY PENNSYLVANIA PENNSYLVANIA PENNSYLVANIA
                             INVESTMENT      PREMIUM      DIVIDEND   INVESTMENT      PREMIUM     DIVIDEND
                                QUALITY       INCOME     ADVANTAGE      QUALITY     INCOME 2    ADVANTAGE
                                  (NQJ)        (NNJ)         (NXJ)        (NQP)        (NPY)        (NXM)
---------------------------------------------------------------------------------------------------------
Dividend per share                $.0765       $.0705       $.0710       $.0760       $.0725       $.0725
=========================================================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the six months ended December 31, 2001, were as follows:

                             NEW JERSEY   NEW JERSEY    NEW JERSEY PENNSYLVANIA PENNSYLVANIA PENNSYLVANIA
                             INVESTMENT      PREMIUM      DIVIDEND   INVESTMENT      PREMIUM     DIVIDEND
                                QUALITY       INCOME     ADVANTAGE      QUALITY     INCOME 2    ADVANTAGE
                                  (NQJ)        (NNJ)         (NXJ)        (NQP)        (NPY)        (NXM)
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal
      securities            $61,629,074  $19,496,676    $6,700,486  $99,823,257  $17,256,768  $22,762,171
   Short-term municipal
      securities             16,500,000    2,000,000            --           --           --           --
Sales and maturities:
   Long-term municipal
      securities             46,088,950   18,562,210     6,631,720   76,175,920   14,673,428   19,403,583
   Short-term municipal
      securities             16,500,000           --     6,000,000           --           --           --
=========================================================================================================

At December 31, 2001, the cost of investments owned for federal income tax purposes were as follows:
                             NEW JERSEY   NEW JERSEY    NEW JERSEY PENNSYLVANIA PENNSYLVANIA PENNSYLVANIA
                             INVESTMENT      PREMIUM      DIVIDEND   INVESTMENT      PREMIUM     DIVIDEND
                                QUALITY       INCOME     ADVANTAGE      QUALITY     INCOME 2    ADVANTAGE
                                  (NQJ)        (NNJ)         (NXJ)        (NQP)        (NPY)        (NXM)
---------------------------------------------------------------------------------------------------------
                           $440,323,623 $260,645,701  $139,374,620 $362,276,778 $331,162,574  $73,770,500
=========================================================================================================

At June 30, 2001, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                          NEW JERSEY    NEW JERSEY   NEW JERSEY PENNSYLVANIA PENNSYLVANIA
                                          INVESTMENT       PREMIUM     DIVIDEND   INVESTMENT      PREMIUM
                                             QUALITY        INCOME    ADVANTAGE      QUALITY     INCOME 2
                                               (NQJ)         (NNJ)        (NXJ)        (NQP)        (NPY)
---------------------------------------------------------------------------------------------------------
Expiration year:
   2002                                     $     --    $3,583,548       $   --     $     --   $       --
   2003                                           --       129,409           --           --           --
   2004                                           --       650,143           --           --           --
   2005                                           --       174,583           --           --           --
   2006                                           --            --           --           --           --
   2007                                           --       244,178           --           --           --
   2008                                           --        27,220           --      394,765    1,886,400
   2009                                      612,328       521,212        6,266      362,560           --
---------------------------------------------------------------------------------------------------------
Total                                       $612,328    $5,330,293       $6,266     $757,325   $1,886,400
=========================================================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at December 31, 2001, were as follows:

                             NEW JERSEY   NEW JERSEY    NEW JERSEY PENNSYLVANIA PENNSYLVANIA PENNSYLVANIA
                             INVESTMENT      PREMIUM      DIVIDEND   INVESTMENT      PREMIUM     DIVIDEND
                                QUALITY       INCOME     ADVANTAGE      QUALITY     INCOME 2    ADVANTAGE
                                  (NQJ)        (NNJ)         (NXJ)        (NQP)        (NPY)        (NXM)
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation             $14,609,786  $12,791,177   $   262,861  $ 9,810,817  $15,112,965   $1,121,871
   depreciation              (2,199,774)    (870,840)   (2,269,245)  (8,286,870)  (2,725,725)    (433,411)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation)           $12,410,012  $11,920,337   $(2,006,384) $ 1,523,947  $12,387,240   $  688,460
=========================================================================================================


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' (excluding New Jersey Dividend Advantage (NXJ) and Pennsylvania Dividend Advantage (NXM)) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For the next $3 billion                                              .5875 of 1
For net assets over $5 billion                                       .5750 of 1
===============================================================================

Under New Jersey Dividend Advantage's (NXJ) and Pennsylvania Dividend Advantage's (NXM) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5750 of 1
===============================================================================

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of New Jersey Dividend Advantage (NXJ) and Pennsylvania Dividend Advantage (NXM) in an amount equal to .30% of the average daily net assets for the period from each Fund's commencement of operations through March 31, 2006, ..25% of the average daily net assets for the year ended March 31, 2007, .20% of the average daily net assets for the year ended March 31, 2008, .15% of the average daily net assets for the year ended March 31, 2009, .10% of the average daily net assets for the year ended March 31, 2010, and .05% of the average daily net assets for the year ended March 31, 2011. The Adviser has not agreed to reimburse New Jersey Dividend Advantage (NXJ) and Pennsylvania Dividend Advantage (NXM) for any portion of its fees and expenses beyond March 31, 2011.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

Notes to
        Financial Statements (Unaudited) (continued)

7. COMPOSITION OF NET ASSETS
At December 31, 2001, net assets consisted of:

                             NEW JERSEY   NEW JERSEY    NEW JERSEY PENNSYLVANIA PENNSYLVANIA PENNSYLVANIA
                             INVESTMENT      PREMIUM      DIVIDEND   INVESTMENT      PREMIUM     DIVIDEND
                                QUALITY       INCOME     ADVANTAGE      QUALITY     INCOME 2    ADVANTAGE
                                  (NQJ)        (NNJ)         (NXJ)        (NQP)        (NPY)        (NXM)
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000
   stated value per share,
   at liquidation value    $162,000,000 $ 91,600,000  $ 48,000,000 $132,000,000 $118,100,000  $25,000,000
Common shares, $.01 par
   value per share              201,572      120,129        65,470      161,992      157,475       32,959
Paid-in surplus             283,938,302  173,638,121    92,887,605  229,193,918  215,268,132   46,691,392
Undistributed
   (Over-distribution of)
   net investment income      1,048,249    1,018,888       (95,938)     517,831    1,677,229        6,410
Accumulated net realized
   gain (loss) from
   investment transactions      169,926   (4,474,241)     (333,703)  (4,013,586)    (915,884)      34,135
Net unrealized appreciation
   (depreciation)
   of investments            12,356,947   11,739,296    (2,006,927)   6,278,705   12,051,299      655,514
---------------------------------------------------------------------------------------------------------
Net assets                 $459,714,996 $273,642,193  $138,516,507 $364,138,860 $346,338,251  $72,420,410
=========================================================================================================
Authorized shares:
   Common                   200,000,000  200,000,000     Unlimited    Unlimited    Unlimited    Unlimited
   Preferred                  1,000,000    1,000,000     Unlimited    Unlimited    Unlimited    Unlimited
=========================================================================================================


                            Financial
                            Highlights (Unaudited)
Selected data for a Common share outstanding throughout each period:

                                           Investment Operations                                    Less Distributions
                                    ----------------------------------    ----------------------------------------------------------
                                                                          From and     From and
                                                                          in Excess    in Excess
                                                                          of Net       of Net
                                                Net                       Investment   Investment    Capital    Capital
                                                Realized/                 Income to    Income to     Gains to   Gains to
                  Beginning         Net         Unrealized                Common       Preferred     Common     Preferred
                  Net Asset         Investment  Investment                Share-       Share-        Share-     Share-
                  Value             Income      Gain (Loss)      Total    holders      holders+      holders    holders+     Total
====================================================================================================================================
NEW JERSEY
INVESTMENT QUALITY
(NQJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2002(b)           $15.03            $ .56       $(.28)           $ .28    $(.46)      $(.08)         $--        $--         $ (.54)
2001               14.45             1.19         .58             1.77     (.92)       (.27)          --         --          (1.19)
2000               15.14             1.20        (.63)             .57     (.92)       (.29)         (.04)      (.01)        (1.26)
1999               15.65             1.14        (.46)             .68     (.93)       (.20)         (.03)      (.01)        (1.17)
1998               15.41             1.16         .29             1.45     (.95)       (.22)         (.03)      (.01)        (1.21)
1997               15.05             1.18         .34             1.52     (.95)       (.21)          --         --          (1.16)
NEW JERSEY
PREMIUM INCOME
(NNJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2002(b)            15.27              .53        (.16)             .37     (.42)       (.07)          --         --           (.49)
2001               14.28             1.07         .99             2.06     (.82)       (.25)          --         --          (1.07)
2000               14.92             1.08        (.62)             .46     (.85)       (.25)          --         --          (1.10)
1999               15.34             1.08        (.41)             .67     (.87)       (.22)          --         --          (1.09)
1998               14.71             1.10         .65             1.75     (.86)       (.26)          --         --          (1.12)
1997               14.18             1.09         .51             1.60     (.84)       (.23)          --         --          (1.07)
NEW JERSEY
DIVIDEND
ADVANTAGE
(NXJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2002(b)            14.39              .52        (.57)            (.05)    (.43)      (.08)           --         --           (.51)
2001(a)            14.33              .14         .22              .36     (.14)      (.03)           --         --           (.17)
====================================================================================================================================

                                                        Total Returns
                                                      ----------------
                  Offering
                  Costs and                                    Based
                  Preferred       Ending              Based    on
                  Share           Net      Ending     on       Net
                  Underwriting    Asset    Market     Market   Asset
                  Discounts       Value    Value      Value**  Value**
======================================================================
NEW JERSEY
INVESTMENT QUALITY
(NQJ)
Year Ended 6/30:
2002(b)           $--             $14.77   $15.3000    1.64%    1.30%
2001               --              15.03    15.5000   17.13    10.62
2000               --              14.45    14.0625   (4.94)    1.94
1999              (.02)            15.14    15.8125   (2.33)    2.82
1998               --              15.65    17.1250   11.38     8.12
1997               --              15.41    16.3125   16.50     8.92
NEW JERSEY
PREMIUM INCOME
(NNJ)
--------------------------------------------------------------------
Year Ended 6/30:
2002(b)            --              15.15    14.8500     .47     1.93
2001               --              15.27    15.1900   20.13    12.90
2000               --              14.28    13.3750   (9.95)    1.64
1999               --              14.92    15.8125    7.17     2.87
1998               --              15.34    15.5625   11.12    10.35
1997               --              14.71    14.8125   20.95     9.94
NEW JERSEY
DIVIDEND
ADVANTAGE
(NXJ)
--------------------------------------------------------------------
Year Ended 6/30:
2002(b)            --              13.83    14.6100    .27     (1.01)
2001(a)           (.13)            14.39    14.9900    .87      1.42
====================================================================


                                     Ratios/Supplemental Data
                  ---------------------------------------------------------------------
                                             Before Credit/Reimbursement
                            -----------------------------------------------------------
                                        Ratio of Net                       Ratio of Net
                            Ratio of     Investment       Ratio of         Investment
                            Expenses     Income to        Expenses         Income to
                            to Average   Average          to Average       Average
                  Ending    Net Assets   Net Assets       Total            Total
                  Net       Applicable   Applicable       Net Assets       Net Assets
                  Assets    to Common    to Common        Including        Including
                  (000)     Shares++     Shares++         Preferred++      Preferred++
=======================================================================================
NEW JERSEY
INVESTMENT QUALITY
(NQJ)
Year Ended 6/30:
2002(b)           $459,715  1.25%*       7.35%*           .81%*            4.79%*
2001               463,785  1.24         7.97             .80              5.16
2000               450,810  1.22         8.27             .78              5.30
1999               463,329  1.13         7.27             .80              5.12
1998               438,878  1.13         7.40             .79              5.20
1997               431,622  1.14         7.70             .80              5.36
NEW JERSEY
PREMIUM INCOME
(NNJ)
---------------------------------------------------------------------------------------
Year Ended 6/30:
2002(b)            273,642  1.23*        6.79*            .82*             4.55*
2001               275,051  1.25         7.14             .83              4.73
2000               263,096  1.24         7.61             .81              4.95
1999               270,304  1.24         7.00             .83              4.68
1998               274,276  1.25         7.24             .83              4.81
1997               266,074  1.27         7.53             .83              4.91
NEW JERSEY
DIVIDEND
ADVANTAGE
(NXJ)
----------------------------------------------------------------------------------------
Year Ended 6/30:
2002(b)            138,517  1.26*        6.60*            .84*             4.37*
2001(a)            142,187  1.05*        3.65*            .84*             2.94*
========================================================================================


                                            Ratios/Supplemental Data
                  ------------------------------------------------------------------------       Municipal Auction Rate Cumulative
                                After Credit/Reimbursement***                                    Preferred Stock at End of Period
                  -------------------------------------------------------------               --------------------------------------
                                    Ratio of Net                  Ratio of Net
                  Ratio of          Investment     Ratio of       Investment
                  Expenses          Income to      Expenses       Income to
                  to Average        Average to     Average        Average
                  Net Assets        Net Assets     Total          Total                       Aggregate     Liquidation
                  Applicable        Applicable     Net Assets     Net Assets     Portfolio    Amount        and Market     Asset
                  to Common         to Common      Including      Including      Turnover     Outstanding   Value          Coverage
                  Shares++          Shares++       Preferred++    Preferred++    Rate         (000)         Per Share      Per Share
====================================================================================================================================
NEW JERSEY
INVESTMENT QUALITY
(NQJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2002(b)           1.23%*            7.37%*         .80%*          4.80%*         10%          $162,000      $25,000        $70,944
2001              1.23              7.99           .80            5.17           16            162,000       25,000         71,572
2000              1.21              8.28           .78            5.31           11            162,000       25,000         69,569
1999              1.13              7.27           .80            5.12            8            162,000       25,000         71,501
1998              1.13              7.40           .79            5.20            6            130,000       25,000         84,400
1997              1.14              7.70           .80            5.36           15            130,000       25,000         83,004
NEW JERSEY
PREMIUM INCOME
(NNJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2002(b)           1.22*             6.81*          .81*           4.56*           7             91,600       25,000         74,684
2001              1.24              7.15           .82            4.74            6             91,600       25,000         75,068
2000              1.23              7.63           .80            4.96           10             91,600       25,000         71,806
1999              1.24              7.00           .83            4.68           10             91,600       25,000         73,773
1998              1.25              7.24           .83            4.81           13             91,600       25,000         74,857
1997              1.27              7.53           .83            4.91           18             91,600       25,000         72,618
NEW JERSEY
DIVIDEND
ADVANTAGE
(NXJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2002(b)           .73*              7.13*          .49*           4.72*           5             48,000       25,000         72,144
2001(a)           .66*              4.03*          .54*           3.24*           1             48,000       25,000         74,055
====================================================================================================================================


*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the period March 28, 2001 (commencement of operations) through June 30,
     2001.

(b)  For the six months ended December 31, 2001.

                                 See accompanying notes to financial statements.

   Financial Highlights (Unaudited) (continued)
Selected data for a Common share outstanding throughout each period:

                                           Investment Operations                                    Less Distributions
                                    ----------------------------------    ----------------------------------------------------------
                                                                          From and     From and
                                                                          in Excess    in Excess
                                                                          of Net       of Net
                                                Net                       Investment   Investment    Capital    Capital
                                                Realized/                 Income to    Income to     Gains to   Gains to
                  Beginning         Net         Unrealized                Common       Preferred     Common     Preferred
                  Net Asset         Investment  Investment                Share-       Share-        Share-     Share-
                  Value             Income      Gain (Loss)      Total    holders      holders+      holders    holders+     Total
====================================================================================================================================
PENNSYLVANIA
INVESTMENT
QUALITY (NQP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2002(b)          $14.57             $ .56       $(.26)           $ .30    $ (.46)      $(.08)        $--        $--          $ (.54)
2001              14.39              1.23         .16             1.39      (.91)       (.30)         --         --           (1.21)
2000              15.33              1.25        (.83)             .42      (.98)       (.29)        (.07)      (.02)         (1.36)
1999              15.94              1.22        (.59)             .63     (1.01)       (.21)         --         --           (1.22)
1998              15.91              1.23         .10             1.33     (1.01)       (.23)        (.05)      (.01)         (1.30)
1997              15.72              1.26         .22             1.48     (1.01)       (.24)        (.03)      (.01)         (1.29)
------------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA
PREMIUM
INCOME 2
(NPY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2002(b)           14.44               .54         .01              .55      (.42)       (.08)         --         --            (.50)
2001              13.48              1.07         .95             2.02      (.79)       (.27)         --         --           (1.06)
2000              14.30              1.06        (.78)             .28      (.81)       (.27)        (.02)       --           (1.10)
1999              14.86              1.04        (.61)             .43      (.76)       (.23)         --         --            (.99)
1998              14.20              1.02         .67             1.69      (.77)       (.26)         --         --           (1.03)
1997              13.57              1.04         .63             1.67      (.78)       (.26)         --         --           (1.04)
PENNSYLVANIA
DIVIDEND ADVANTAGE
(NXM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2002(b)           14.48               .55        (.11)             .44      (.44)       (.08)       (.01)        --            (.53)
2001(a)           14.33               .14         .35              .49      (.15)       (.03)         --         --            (.18)
====================================================================================================================================

                                                        Total Returns
                                                      ----------------
                  Offering
                  Costs and                                    Based
                  Preferred       Ending              Based    on
                  Share           Net      Ending     on       Net
                  Underwriting    Asset    Market     Market   Asset
                  Discounts       Value    Value      Value**  Value**
======================================================================
PENNSYLVANIA
INVESTMENT
QUALITY (NQP)
-------------------------------------------------------------------
Year Ended 6/30:
2002(b)           $--             $14.33   $14.9000    1.47%   1.42%
2001               --              14.57    15.1300   11.99    7.75
2000               --              14.39    14.3750   (7.39)    .94
1999              (.02)            15.33    16.6875    2.56    2.50
1998               --              15.94    17.2500    8.77    7.02
1997               --              15.91    16.8750    9.75    8.01
PENNSYLVANIA
PREMIUM
INCOME 2 (NPY)
-------------------------------------------------------------------
Year Ended 6/30:
2002(b)            --              14.49    14.0700    4.50    3.23
2001               --              14.44    13.8700   19.04   13.25
2000               --              13.48    12.3750   (3.87)    .21
1999               --              14.30    13.7500    7.98    1.27
1998               --              14.86    13.4375    6.27   10.29
1997               --              14.20    13.3750   14.82   10.61
PENNSYLVANIA
DIVIDEND ADVANTAGE
(NXM)
-------------------------------------------------------------------
Year Ended 6/30:
2002(b)            --              14.39    14.8500    5.61    2.40
2001(a)           (.16)            14.48    14.4900   (2.45)   2.06
===================================================================


                                     Ratios/Supplemental Data
                  ---------------------------------------------------------------------
                                             Before Credit/Reimbursement
                            -----------------------------------------------------------
                                        Ratio of Net                       Ratio of Net
                            Ratio of     Investment       Ratio of         Investment
                            Expenses     Income to        Expenses         Income to
                            to Average   Average          to Average       Average
                  Ending    Net Assets   Net Assets       Total            Total
                  Net       Applicable   Applicable       Net Assets       Net Assets
                  Assets    to Common    to Common        Including        Including
                  (000)     Shares++     Shares++         Preferred++      Preferred++
=======================================================================================
PENNSYLVANIA
INVESTMENT
QUALITY (NQP)
---------------------------------------------------------------------------------------
Year Ended 6/30:
2002(b)           $364,139  1.29%*       7.51%*           .83%*            4.84%*
2001               367,188  1.29         8.40             .82              5.38
2000               363,525  1.26         8.57             .81              5.47
1999               377,468  1.16         7.61             .81              5.30
1998               363,139  1.15         7.65             .80              5.34
1997               360,749  1.17         7.96             .81              5.52
PENNSYLVANIA
PREMIUM
INCOME 2 (NPY)
---------------------------------------------------------------------------------------
Year Ended 6/30:
2002(b)            346,338  1.23*        7.21*            .81*             4.78*
2001               345,477  1.25         7.55             .82              4.93
2000               330,425  1.26         7.88             .81              5.06
1999               343,335  1.24         6.93             .83              4.61
1998               352,123  1.24         6.99             .82              4.63
1997               341,751  1.27         7.47             .83              4.85
PENNSYLVANIA
DIVIDEND ADVANTAGE
(NXM)
---------------------------------------------------------------------------------------
Year Ended 6/30:
2002(b)             72,420  1.37*        6.87*            .91*             4.55*
2001(a)             72,723  1.26*        3.51*           1.01*             2.81*
=======================================================================================


                                            Ratios/Supplemental Data
                  ------------------------------------------------------------------------       Municipal Auction Rate Cumulative
                                After Credit/Reimbursement***                                    Preferred Stock at End of Period
                  -------------------------------------------------------------               --------------------------------------
                                    Ratio of Net                  Ratio of Net
                  Ratio of          Investment     Ratio of       Investment
                  Expenses          Income to      Expenses       Income to
                  to Average        Average to     Average        Average
                  Net Assets        Net Assets     Total          Total                       Aggregate     Liquidation
                  Applicable        Applicable     Net Assets     Net Assets     Portfolio    Amount        and Market     Asset
                  to Common         to Common      Including      Including      Turnover     Outstanding   Value          Coverage
                  Shares++          Shares++       Preferred++    Preferred++    Rate         (000)         Per Share      Per Share
====================================================================================================================================
PENNSYLVANIA
INVESTMENT
QUALITY (NQP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2002(b)           1.27%*            7.53%*         .82%*          4.85%*         21%          $132,000      $25,000        $68,966
2001              1.27              8.41           .82            5.39           17            132,000       25,000         69,543
2000              1.25              8.59           .80            5.48            8            132,000       25,000         68,849
1999              1.16              7.61           .81            5.30           16            132,000       25,000         71,490
1998              1.15              7.65           .80            5.34            9            110,000       25,000         82,532
1997              1.17              7.96           .81            5.52            8            110,000       25,000         81,988
PENNSYLVANIA
PREMIUM
INCOME 2 (NPY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2002(b)           1.22*             7.22*          .81*           4.78*           4            118,100       25,000         73,315
2001              1.24              7.57           .81            4.94           10            118,100       25,000         73,132
2000              1.25              7.89           .80            5.07           14            118,100       25,000         69,946
1999              1.24              6.93           .82            4.62            9            118,100       25,000         72,679
1998              1.24              6.99           .82            4.63           32            118,100       25,000         74,539
1997              1.27              7.47           .83            4.85           29            118,100       25,000         72,344
PENNSYLVANIA
DIVIDEND ADVANTAGE
(NXM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2002(b)            .89*             7.35*          .59*           4.87*          26             25,000       25,000         72,420
2001(a)            .87*             3.90*          .69*           3.12*          --             25,000       25,000         72,723
====================================================================================================================================


*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the period March 29, 2001 (commencement of operations) through June 30,
     2001.

(b)  For the six months ended December 31, 2001.


                                 See accompanying notes to financial statements.


Build Your Wealth
       Automatically



Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.



NUVEEN EXCHANGE-TRADED FUNDS
DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
   Information


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
JPMorgan Chase Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-month period ended December 31, 2001. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
          for Generations

Photo of: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



LOGO: Invest well.

Look ahead.

LEAVE YOUR MARK.(SM)

NUVEEN Investments

Nuveen Investments o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com                                   FSA-2-12-01